Exhibit 21.1
Appendix I
Subsidiaries of Banco Santander, S.A. (1)

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
A & L CF (Guernsey) Limited	Guernsey	0.00%	100.00%	100.00%	LEASING	0	0	—
A & L CF (Jersey) Limited	Jersey	0.00%	100.00%	100.00%	LEASING	1	6	—
A & L CF (Jersey) No.2 Limited	Jersey	0.00%	100.00%	100.00%	LEASING	0	5	—
A & L CF December (1) Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	10	1	—
A & L CF December (10) Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	-10	49	—
A & L CF December (11) Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	-1	-2	—
A & L CF December (2) Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
A & L CF June (1) Limited (h)	United Kingdom	0.00%	100.00%	100.00%	LEASING	5	1	—
A & L CF June (2) Limited (h)	United Kingdom	0.00%	100.00%	100.00%	LEASING	2	0	—
A & L CF June (3) Limited (h)	United Kingdom	0.00%	100.00%	100.00%	LEASING	2	2	—
A & L CF June (4) Limited (h)	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
A & L CF June (5) Limited (h)	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	1	—
A & L CF June (6) Limited (h)	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
A & L CF June (7) Limited (h)	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
A & L CF June (8) Limited (h)	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
A & L CF March (1) Limited (f)	United Kingdom	0.00%	100.00%	100.00%	LEASING	-3	2	—
A & L CF March (3) Limited (f)	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
A & L CF March (4) Limited (f)	United Kingdom	0.00%	100.00%	100.00%	LEASING	5	0	—
A & L CF March (5) Limited (f)	United Kingdom	0.00%	100.00%	100.00%	LEASING	-1	1	—
A & L CF March (6) Limited (f)	United Kingdom	0.00%	100.00%	100.00%	LEASING	-1	0	—
A & L CF March (7) Limited (f)	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
A & L CF March (8) Limited (f)	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
A & L CF March (9) Limited (f)	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
A & L CF September (1) Limited (g)	United Kingdom	0.00%	100.00%	100.00%	LEASING	4	1	—
A & L CF September (2) Limited (g)	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
A & L CF September (3) Limited (g)	United Kingdom	0.00%	100.00%	100.00%	LEASING	1	2	—
A & L CF September (4) Limited (g)	United Kingdom	0.00%	100.00%	100.00%	LEASING	1	1	—
A & L CF September (5) Limited (g)	United Kingdom	0.00%	100.00%	100.00%	LEASING	4	0	—
A & L Direct Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
A & L Insurance Services plc	United Kingdom	0.00%	100.00%	100.00%	INSURANCE	0	0	—
A & L Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
A N (123) plc	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	1,153	11	1,161
Abbey Business Services (India) Private Limited	India	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	0
Abbey Covered Bonds (Holdings) Limited	United Kingdom	—	(b )	—	FINANCE	0	0	0
Abbey Covered Bonds (LM) Limited	United Kingdom	—	(b )	—	FINANCE	0	0	0
Abbey Covered Bonds LLP	United Kingdom	—	(b )	—	FINANCE	39	99	0
Abbey National (America) Holdings Inc.	United States	0.00%	100.00%	100.00%	HOLDING COMPANY	31	0	31
Abbey National (America) Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	31	0	32
Abbey National (Gibraltar) Limited	Gibraltar	0.00%	100.00%	100.00%	BROKER-DEALER	7	0	6
Abbey National (Holdings) Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	26	0	22
Abbey National Alpha Investments	United Kingdom	0.00%	100.00%	100.00%	FINANCE	62	0	62
Abbey National American Investments Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	374	15	345
Abbey National Baker Street Investments	United Kingdom	0.00%	100.00%	100.00%	FINANCE	168	0	168
Abbey National Beta Investments Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	145	6	116
Abbey National Business Asset Leasing Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	0
Abbey National Business Cashflow Finance Limited	United Kingdom	0.00%	100.00%	100.00%	FACTORING	5	0	5
Abbey National Business Equipment Leasing Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	7
Abbey National Business Office Equipment Leasing Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	6	0	0

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
Abbey National Business Sales Aid Leasing Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	1	0	0
Abbey National Business Vendor Plan Leasing Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	0
Abbey National Capital LP I	United States	—	(b )	—	FINANCE	0	0	0
Abbey National Capital LP II	United States	—	(b )	—	FINANCE	0	0	0
Abbey National Charitable Trust Limited	United Kingdom	0.00%	100.00%	100.00%	CHARITY SERVICES	0	0	0
Abbey National Employment Services Inc.	United States	0.00%	100.00%	100.00%	EMPLOYMENT SERVICES	0	0	0
Abbey National Financial and Investment Services (Jersey) Limited	Jersey	0.00%	100.00%	100.00%	HOLDING COMPANY	3	0	3
Abbey National Financial Investments 3 B.V.	Netherlands	0.00%	100.00%	100.00%	FINANCE	3	1	1
Abbey National Financial Investments 4 B.V.	Netherlands	0.00%	100.00%	100.00%	FINANCE	341	16	341
Abbey National Financial Investments No.2 Limited	Jersey	0.00%	100.00%	100.00%	FINANCE	0	0	0
Abbey National Funded Unapproved Retirement Benefits Scheme Trustees Limited	United Kingdom	0.00%	100.00%	100.00%	PATRIMONIES MANAGEMENT	0	0	0
Abbey National Funding plc	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	0
Abbey National General Insurance Services Limited	United Kingdom	0.00%	100.00%	100.00%	ADVISORY SERVICES	-52	0	0
Abbey National Gibraltar (1986) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	8	0	7
Abbey National Global Investments	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	0
Abbey National GP (Jersey) Limited	Jersey	0.00%	100.00%	100.00%	FINANCE	0	0	0
Abbey National Group Pension Schemes Trustees Limited	United Kingdom	0.00%	100.00%	100.00%	PATRIMONIES MANAGEMENT	0	0	0
Abbey National Guarantee Company	United Kingdom	0.00%	100.00%	100.00%	LEASING	5	0	4
Abbey National Homes Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	-49	0	0
Abbey National International Limited	Jersey	0.00%	100.00%	100.00%	BANKING	277	42	204
Abbey National Investments	United Kingdom	0.00%	100.00%	100.00%	FINANCE	161	7	145
Abbey National Investments Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	-10	-6	0
Abbey National Jersey International Limited	Jersey	0.00%	100.00%	100.00%	HOLDING COMPANY	287	3	252
Abbey National Mortgage Finance plc	United Kingdom	0.00%	100.00%	100.00%	MORTGAGE LOAN COMPANY	0	0	0
Abbey National Nominees Limited	United Kingdom	0.00%	100.00%	100.00%	BROKER-DEALER	0	0	0
Abbey National North America Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	0
Abbey National North America LLC	United States	0.00%	100.00%	100.00%	FINANCE	0	0	0
Abbey National Offshore Holdings Limited	Jersey	0.00%	100.00%	100.00%	HOLDING COMPANY	253	0	264
Abbey National Pension (Escrow Services) Limited	United Kingdom	0.00%	100.00%	100.00%	PENSION FUND MANAGEMENT COMPANY	—	—	—
Abbey National PEP & ISA Managers Limited	United Kingdom	0.00%	100.00%	100.00%	FUND AND PORTFOLIO MANAGEMENT	53	-1	50
Abbey National Personal Pensions Trustee Limited.	United Kingdom	0.00%	100.00%	100.00%	PATRIMONIES MANAGEMENT	0	0	0
Abbey National plc	United Kingdom	100.00%	0.00%	100.00%	BANKING	3,559	478	12,429
Abbey National PLP (UK) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	0
Abbey National Properties (2) Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	-3	0	0
Abbey National Property Investments	United Kingdom	0.00%	100.00%	100.00%	FINANCE	392	24	189
Abbey National Property Services Limited	United Kingdom	0.00%	100.00%	100.00%	PROPERTY	-18	0	0
Abbey National Secretariat Services (Jersey) Limited	Jersey	0.00%	100.00%	100.00%	SERVICES	0	0	0
Abbey National Secretariat Services Limited	United Kingdom	0.00%	100.00%	100.00%	FUND AND PORTFOLIO MANAGEMENT	0	0	0
Abbey National Securities Inc.	United States	0.00%	100.00%	100.00%	BROKER-DEALER	35	7	31
Abbey National September Leasing (3) Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	-10	0	0
Abbey National Shelf Co. (4) Limited	United Kingdom	0.00%	100.00%	100.00%	INACTIVE	0	0	0
Abbey National Sterling Capital plc	United Kingdom	0.00%	100.00%	100.00%	FINANCE	4	0	0
Abbey National Treasury International (IOM) Limited	Man Island	0.00%	100.00%	100.00%	BANKING	11	1	8
Abbey National Treasury Investments	United Kingdom	0.00%	100.00%	100.00%	FINANCE	331	22	251
Abbey National Treasury Services (Trains Holdings) Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	197	-7	205
Abbey National Treasury Services (Transport Holdings) Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	0
Abbey National Treasury Services Investments Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	1,083	39	1,023
Abbey National Treasury Services Overseas Holdings	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	1,418	73	1,389
Abbey National Treasury Services plc	United Kingdom	0.00%	100.00%	100.00%	BANKING	3,561	145	3,885
Abbey National UK Investments	United Kingdom	0.00%	100.00%	100.00%	FINANCE	1,038	45	827
Abbey Stockbrokers (Nominees) Limited	United Kingdom	0.00%	100.00%	100.00%	BROKER-DEALER	0	0	0
Abbey Stockbrokers Limited	United Kingdom	0.00%	100.00%	100.00%	BROKER-DEALER	7	0	9
ABN AMRO Administradora de Cartões de Crédito Ltda.	Brazil	0.00%	99.92%	100.00%	CARDS	148	9	—
ABN AMRO Advisory Services S.A.	Brazil	0.00%	97.67%	100.00%	MOTORING	0	0	—
ABN AMRO Arrendamento Mercantil S.A.	Brazil	0.00%	97.67%	100.00%	LEASING	192	11	—

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
ABN AMRO Asset Managament Distribuidora de Títulos e Valores Mobiliários S.A.	Brazil	0.00%	100.00%	100.00%	ASSET MANAGEMENT	9	18	—
ABN AMRO Brasil Dois Participaçoes S.A.	Brazil	0.00%	100.00%	100.00%	HOLDING COMPANY	388	69	—
ABN AMRO Brasil Participaçôes e Investimentos S.A.	Brazil	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	—
ABN AMRO Real Administradora de Consórcio Ltda.	Brazil	0.00%	97.67%	100.00%	SERVICES	6	3	—
ABN AMRO Real Corretora de Câmbio e Valores Mobiliários S.A.	Brazil	0.00%	97.48%	100.00%	BROKER-DEALER	14	58	—
ABN AMRO Securities (Brasil) Corretora de Valores Mobiliários S.A.	Brazil	0.00%	97.67%	100.00%	BROKER-DEALER	22	24	—
Acacia Instalaciones Fotovoltáicas, S.L.	Spain	0.00%	100.00%	100.00%	OPERATION OF ELECTRICAL ENERGY	—	—	—
Administración de Bancos Latinoamericanos Santander, S.L.	Spain	24.11%	75.89%	100.00%	HOLDING COMPANY	329	194	156
AEH Purchasing, Ltd.	Ireland	—	(b )	—	SECURITISATION	0	0	0
Afisa S.A.	Chile	0.00%	99.99%	99.99%	FUND MANAGEMENT COMPANY	7	0	3
Agencia de Seguros Santander, Ltda.	Colombia	0.00%	100.00%	100.00%	INSURANCE	0	0	0
Agrícola Tabaibal, S.A.	Spain	0.00%	66.16%	100.00%	AGRICULTURE AND LIVESTOCK	1	-1	0
Agropecuaria Tapirapé S.A.	Brazil	0.00%	97.16%	99.07%	AGRICULTURE AND LIVESTOCK	2	0	1
AKB Marketing Services sp. z.o.o.	Poland	0.00%	100.00%	100.00%	MARKETING	4	3	0
Aktua Soluciones Financieras, S.A. (Antes Renting de Instalaciones Fotovoltáicas, S.A.)	Spain	0.00%	89.19%	100.00%	OPERATION OF ELECTRICAL ENERGY	0	0	0
Alcaidesa Holding, S.A. (consolidado)	Spain	0.00%	44.60%	50.01%	PROPERTY	77	0	28
Alce Tenedora, S.L.	Spain	99.99%	0.01%	100.00%	SECURITIES INVESTMENT	0	-9	0
ALCF Investments Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alhambra 2000, S.L.	Spain	0.00%	89.19%	100.00%	WASHING VEHICLES	3	0	3
Aljarafe Golf, S.A.	Spain	0.00%	79.75%	89.41%	PROPERTY	14	0	1
Aljardi SGPS, Lda.	Portugal	0.00%	100.00%	100.00%	HOLDING COMPANY	1,660	1	1,148
Alliance & Leicester (Europe) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester (Holdings) Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	—
Alliance & Leicester (Isle of Man) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester (Jersey) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	9	0	—
Alliance & Leicester Cash Solutions Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	-26	0	—
Alliance & Leicester Commercial Bank plc	United Kingdom	0.00%	100.00%	100.00%	FINANCE	28	0	—
Alliance & Leicester Commercial Finance (Holdings) plc	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	50	0	—
Alliance & Leicester Commercial Finance plc	United Kingdom	0.00%	100.00%	100.00%	LEASING	128	19	—
Alliance & Leicester Covered Bonds (LM) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	—	—	—
Alliance & Leicester Covered Bonds (LM) LLP	United Kingdom	—	(b )	—	FINANCE	—	—	—
Alliance & Leicester Direct Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester Employee Share Scheme Trustees Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester Equity Investments (Guarantee) Limited	United Kingdom	—	(b )	—	FINANCE	0	0	—
Alliance & Leicester Estate Agents (Holdings) Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	—
Alliance & Leicester Estate Agents (Mortgage & Finance) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester Estates Limited	United Kingdom	0.00%	100.00%	100.00%	PROPERTY	6	1	—
Alliance & Leicester Finance Company Limited	Cayman Islands	0.00%	100.00%	100.00%	FINANCE	250	10	—
Alliance & Leicester Financing plc	United Kingdom	0.00%	100.00%	100.00%	FINANCE	8	0	—
Alliance & Leicester Independent Financial Advisers Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester International Holdings Limited	Man Island	0.00%	100.00%	100.00%	HOLDING COMPANY	202	17	—
Alliance & Leicester International Limited	Man Island	0.00%	100.00%	100.00%	FINANCE	6	0	—
Alliance & Leicester Investment (Derivative) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester Investment (Derivatives No 3) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	20	0	—
Alliance & Leicester Investment (No 3) LLP	United Kingdom	—	(b )	—	FINANCE	24	1	—
Alliance & Leicester Investment (No 4) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	13	1	—
Alliance & Leicester Investments (Derivatives No.2) Limited	Jersey	0.00%	100.00%	100.00%	FINANCE	6	0	—
Alliance & Leicester Investments (Jersey) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester Investments (No 2) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	602	29	—
Alliance & Leicester Investments Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	695	32	—
Alliance & Leicester LM Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	—	—	—
Alliance & Leicester Mortgage Loans Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester North America	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester Personal Finance Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	170	12	—
Alliance & Leicester plc	United Kingdom	100.00%	0.00%	0.00%	BANKING	2,160	326	—

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
Alliance & Leicester Print Services Limited	United Kingdom	0.00%	100.00%	100.00%	SERVICES	0	2	—
Alliance & Leicester QUEST Trustee Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester Share Incentive Plan Trustees Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester Share Ownership Trustee Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester Syndicated Loans Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester Trade Services Limited	Hong-Kong	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance & Leicester Unit Trust Managers Limited	United Kingdom	0.00%	100.00%	100.00%	FUND AND PORTFOLIO MANAGEMENT	6	6	—
Alliance Bank (U.K) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance Bank Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance Business Bank Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance Business Banking Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance Business Finance Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance Cash Solutions Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance Commercial Bank Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance Commercial Banking Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance Corporate Banking Services Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance Corporate Services Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	11	0	—
Alliance Estate Agents Limited	United Kingdom	0.00%	100.00%	100.00%	PROPERTY	0	0	—
Alliance Group Public Limited Company	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance Life Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Alliance Mutual plc	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Almacenadora Serfin, S.A. De C.V.	Mexico	0.00%	73.89%	98.58%	STORAGE	1	0	1
Almacenadora Somex, S.A. De C.V.	Mexico	0.00%	72.88%	97.24%	STORAGE	7	0	1
Altamira Funding LLC	United States	—	(b )	—	SECURITISATION	0	0	0
Altec Brasil S.A.	Brazil	0.00%	100.00%	100.00%	SERVICES	14	1	22
Altec S.A.	Chile	0.00%	100.00%	100.00%	IT SERVICES	6	3	20
América Latina Tecnología de México, S.A. De C.V.	Mexico	100.00%	0.00%	100.00%	IT SERVICES	72	-8	47
América Latina Tecnología S.A.	Argentina	87.42%	12.58%	100.00%	HOLDING COMPANY	2	0	2
AN Structured Issues Limited	Jersey	0.00%	100.00%	100.00%	FINANCE	0	0	0
Andaluza de Inversiones, S.A.	Spain	0.00%	100.00%	100.00%	HOLDING COMPANY	28	13	27
ANDSH Limited.	United Kingdom	0.00%	100.00%	100.00%	FINANCE	3	0	3
ANFP (US) LLC	United States	0.00%	100.00%	100.00%	FINANCE	0	0	0
ANITCO Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	0
Aquanima Brasil Ltda.	Brazil	0.00%	88.40%	100.00%	ELECTRONIC COMMERCE	0	1	0
Aquanima Chile S.A.	Chile	0.00%	88.40%	100.00%	ELECTRONIC COMMERCE	1	0	0
Aquanima S. de R.L. de C.V. (Antes Procuradigital S. de R.L. de C.V.)	Mexico	0.00%	88.40%	100.00%	ELECTRONIC COMMERCE	1	0	1
Aquanima S.A.	Argentina	0.00%	99.42%	100.00%	SERVICES	—	—	—
Argenline, S.A.	Uruguay	0.00%	100.00%	100.00%	FINANCE	0	0	0
Asesora de Titulización, S.A., S.G.F.T.	Spain	70.00%	29.58%	100.00%	ADVISING	2	0	2
Asesoría Estratega, S.C.	Mexico	0.00%	85.00%	100.00%	SERVICES	0	0	0
Aurum S.A.	Chile	0.80%	99.20%	100.00%	HOLDING COMPANY	-1	3	68
Ausant Holding Gesellschaft m.b.H.	Austria	0.00%	100.00%	100.00%	HOLDING COMPANY	9	0	9
Ausant Merchant Participations GMBH in Liqu. (Antes Ausant Merchant Participations GMBH)	Austria	0.00%	100.00%	100.00%	HOLDING COMPANY	0	8	0
Aviacion Real, A.I.E.	Spain	99.99%	0.01%	100.00%	LEASING	—	—	—
Aviación Regional Cántabra, A.I.E.	Spain	73.58%	0.00%	73.58%	LEASING	27	5	22
Aymoré Crédito, Financiamento e Investimento S.A.	Brazil	0.00%	97.67%	100.00%	FINANCE	7	0	—
Bajondillo, S.A.	Spain	0.00%	89.19%	100.00%	PROPERTY	0	0	0
Baker Street Risk and Insurance (Guernsey) Limited	Guernsey	0.00%	100.00%	100.00%	INSURANCE BROKERAGE	11	4	3
Banco ABN AMRO Real S.A.	Brazil	0.00%	97.67%	97.67%	BANKING	3,707	693	—
Banco Alicantino de Comercio, S.A.	Spain	0.00%	89.19%	100.00%	BANKING	9	0	8
Banco Banif, S.A.	Spain	100.00%	0.00%	100.00%	BANKING	215	56	84
Banco Comercial e de Investimento Sudameris S.A.	Brazil	0.00%	97.48%	99.80%	BANKING	623	147	—
Banco de Albacete, S.A.	Spain	100.00%	0.00%	100.00%	BANKING	12	0	9
Banco de Asunción, S.A.	Paraguay	0.00%	99.33%	99.33%	BANKING	1	0	34

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
Banco de Pernambuco S.A.	Brazil	0.00%	97.67%	100.00%	BANKING	1,153	95	—
Banco de Venezuela, S.A., Banco Universal	Venezuela	96.78%	1.64%	98.42%	BANKING	385	221	119
Banco Español de Crédito, S.A.	Spain	88.12%	1.07%	89.19%	BANKING	4,145	660	1,340
Banco Madesant — Sociedade Unipessoal, S.A.	Portugal	0.00%	100.00%	100.00%	BANKING	1,383	63	1,159
Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander (Antes Banco Santander, S.A., Institución de Banca Múltiple, Grupo Financiero Santander)	Mexico	0.00%	74.95%	99.99%	BANKING	3,150	683	1,647
Banco Santander (Panamá), S.A.	Panama	0.00%	100.00%	100.00%	BANKING	7	1	55
Banco Santander (Suisse) SA	Switzerland	0.00%	100.00%	100.00%	BANKING	148	36	15
Banco Santander Bahamas International Limited	Bahamas	0.00%	100.00%	100.00%	BANKING	1,125	30	785
Banco Santander Chile	Chile	0.00%	76.73%	76.91%	BANKING	1,541	421	1,156
Banco Santander Colombia, S.A.	Colombia	0.00%	97.64%	97.64%	BANKING	139	6	444
Banco Santander Consumer Portugal S.A.	Portugal	0.00%	100.00%	100.00%	BANKING	106	16	277
Banco Santander International	United States	95.89%	4.11%	100.00%	BANKING	163	24	73
Banco Santander Perú S.A.	Peru	99.00%	1.00%	100.00%	BANKING	22	-1	22
Banco Santander Puerto Rico	Puerto Rico	0.00%	90.59%	100.00%	BANKING	402	16	306
Banco Santander Río S.A.	Argentina	8.23%	91.07%	99.30%	BANKING	280	71	1,647
Banco Santander S.A.	Brazil	0.00%	98.08%	98.08%	BANKING	3,078	505	3,771
Banco Santander Totta, S.A.	Portugal	0.00%	99.72%	99.86%	BANKING	1,416	343	2,343
Banco Santander, S.A.	Uruguay	90.93%	9.07%	100.00%	BANKING	43	12	48
Banco Totta de Angola, SARL	Angola	0.00%	99.70%	99.99%	BANKING	54	14	19
Banesto B2B, S.L.	Spain	0.00%	100.00%	100.00%	COMPUTER SERVICES	2	0	1
Banesto Banca Privada Gestión, S.A. S.G.I.I.C.	Spain	0.00%	89.19%	100.00%	FUND MANAGEMENT COMPANY	2	0	2
Banesto Banco de Emisiones, S.A.	Spain	0.00%	89.19%	100.00%	BANKING	99	1	87
Banesto Bolsa, S.A., Sdad. Valores y Bolsa	Spain	0.00%	89.19%	100.00%	BROKER-DEALER	93	9	31
Banesto Factoring, S.A. Establecimiento Financiero de Crédito	Spain	0.00%	89.19%	100.00%	FACTORING	111	5	105
Banesto Financial Products, Plc.	Ireland	0.00%	89.19%	100.00%	FINANCE	0	0	0
Banesto Issuances, Ltd. (d)	Cayman Islands	0.00%	89.19%	100.00%	FINANCE	1	0	0
Banesto Renting, S.A.	Spain	0.00%	89.19%	100.00%	FINANCE	10	2	2
Banesto Securities, Inc.	United States	0.00%	89.19%	100.00%	FINANCE	1	1	2
Banesto Servicios y Tecnología Aplicada, S.A.	Spain	0.00%	100.00%	100.00%	SERVICES	4	0	4
Banesto, S.A.	Spain	0.00%	89.19%	100.00%	FINANCE	0	0	0
Banif Gestión, S.A., S.G.I.I.C.	Spain	0.00%	97.84%	100.00%	FUND MANAGEMENT COMPANY	23	2	15
Banif Inmobiliario, S.A. Unipersonal	Spain	0.00%	100.00%	100.00%	PROPERTY	1	2	0
Bansa Santander S. A.	Chile	0.00%	99.99%	99.99%	PROPERTY	2	0	23
Bansalease, S.A., E.F.C.	Spain	100.00%	0.00%	100.00%	LEASING	84	4	57
Bansamex, S.A.	Spain	50.00%	0.00%	50.00%	CARDS	3	1	1
Bansander, S.A. Unipersonal	Spain	100.00%	0.00%	100.00%	SECURITIES INVESTMENT	0	0	0
Bel Canto SICAV Erodiade	Luxembourg	0.00%	100.00%	100.00%	SICAV	1	0	1
Beta Cero, S.A.	Spain	0.00%	78.49%	88.00%	FINANCE	0	0	0
Billpay Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Bracken Securities Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	—	—	—
Bracken Securities Option Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	—	—	—
Bracken Securities plc	United Kingdom	0.00%	100.00%	100.00%	FINANCE	—	—	—
Bradford & Bingley International Limited	Man Island	0.00%	100.00%	100.00%	BANKING	368	32	—
Brazil Foreign Diversified Payment Rights Finance Company	Cayman Islands	—	(b )	—	SECURITISATION	0	0	0
Brettwood Limited	Jersey	0.00%	100.00%	100.00%	SERVICES	0	0	0
BRS Investments S.A.	Argentina	0.00%	100.00%	100.00%	HOLDING COMPANY	19	1	237
BSN — Banco Santander de Negocios Portugal, S.A.	Portugal	0.00%	99.86%	100.00%	BANKING	78	38	28
BST International Bank, Inc.	Puerto Rico	0.00%	99.72%	100.00%	BANKING	232	17	3
Buhal Leasing, Ltd.	United Kingdom	100.00%	0.00%	100.00%	LEASING	2	0	2
CA Premier Banking Limited	United Kingdom	0.00%	100.00%	100.00%	BANKING	5	0	5
Caetra Iberia, S.L. Unipersonal	Spain	0.00%	100.00%	100.00%	HOLDING COMPANY	4	0	3
Caja de Emisiones con Garantía de Anualidades Debidas por el Estado, S.A.	Spain	0.00%	56.08%	62.87%	FINANCE	0	0	0
Cántabra de Inversiones, S.A.	Spain	100.00%	0.00%	100.00%	HOLDING COMPANY	204	-78	218
Cantabric Financing, Plc.	Ireland	—	(b )	—	SECURITISATION	0	0	0
Cántabro Catalana de Inversiones, S.A.	Spain	100.00%	0.00%	100.00%	HOLDING COMPANY	169	15	140

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
Capital Riesgo Global, SCR de Régimen Simplificado, S.A.	Spain	87.09%	12.91%	100.00%	VENTURE CAPITAL COMPANY	366	34	321
Capital Variable SICAV, S.A.	Spain	0.00%	95.83%	97.95%	SICAV	7	0	7
Carfax (Guernsey) Limited	Guernsey	0.00%	100.00%	100.00%	INSURANCE BROKERAGE	81	5	27
Carlton Park Developments Limited	United Kingdom	0.00%	100.00%	100.00%	PROPERTY	0	0	—
Carlton Park Properties Limited	United Kingdom	0.00%	100.00%	100.00%	PROPERTY	0	0	—
Carlton Park Property (Holdings) Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	—
Carpe Diem Salud, S.L.	Spain	100.00%	0.00%	100.00%	SECURITIES INVESTMENT	0	0	0
Cartera Mobiliaria, S.A., SICAV	Spain	0.00%	74.49%	89.63%	SECURITIES INVESTMENT	598	15	201
Casa de Bolsa Santander, S.A. de C.V., Grupo Financiero Santander	Mexico	0.00%	74.93%	99.97%	BROKER-DEALER	24	15	28
Cater Allen Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	142	0	117
Cater Allen International Limited	United Kingdom	0.00%	100.00%	100.00%	BROKER-DEALER	337	50	161
Cater Allen Limited	United Kingdom	0.00%	100.00%	100.00%	BANKING	240	25	303
Cater Allen Lloyd’s Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	-12	0	0
Cater Allen Nominees (Jersey) Limited	Jersey	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	0
Cater Allen Pensions Limited	United Kingdom	0.00%	100.00%	100.00%	PENSION FUND MANAGEMENT COMPANY	0	0	0
Cater Allen Registrars Limited	Jersey	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	0
Cater Allen Syndicate Management Limited	United Kingdom	0.00%	100.00%	100.00%	ADVISORY SERVICES	2	0	0
Cater Allen Trust Company (Jersey) Limited	Jersey	0.00%	100.00%	100.00%	PATRIMONIES MANAGEMENT	0	0	0
Cater Tyndall Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	31	-5	162
Catmoll, S.L.	Spain	100.00%	0.00%	100.00%	CONCESSIONAIRE	8	0	6
Central Inmobiliaria de Santiago, S.A. de C.V.	Mexico	100.00%	0.00%	100.00%	PROPERTY MANAGEMENT	68	-1	73
Centro de Equipamientos Zona Oeste, S.A.	Spain	93.62%	6.38%	100.00%	PROPERTY	-21	-42	43
Certidesa, S.L.	Spain	0.00%	100.00%	100.00%	LEASING	6	-13	0
Charta Leasing No.1 Limited (g)	United Kingdom	0.00%	50.00%	50.00%	LEASING	0	1	—
Charta Leasing No.2 Limited	United Kingdom	0.00%	50.00%	50.00%	LEASING	0	-1	—
Chatsworth Securities (LM) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	—	—	—
Chatsworth Securities (LM) Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	—	—	—
Chatsworth Securities LLP	United Kingdom	—	(b )	—	FINANCE	—	—	—
Clínica Sear, S.A.	Spain	0.00%	45.11%	50.58%	HEALTH	6	-1	1
Club Zaudin Golf, S.A.	Spain	0.00%	75.84%	95.11%	SERVICES	15	0	13
Comercializadora Al-fin, S.A. de C.V.	Mexico	0.00%	85.00%	100.00%	COMMERCE	0	0	0
Companhia Real de Valores Distribuidora de Títulos e Valores Mobiliários S.A.	Brazil	0.00%	97.67%	100.00%	ASSET MANAGEMENT	26	25	—
Corpoban, S.A.	Spain	0.00%	89.19%	100.00%	SECURITIES INVESTMENT	71	2	61
Costa Canaria de Veneguera, S.A.	Spain	0.00%	66.16%	74.18%	PROPERTY	14	-1	9
Crawfall S.A.	Uruguay	100.00%	0.00%	100.00%	SERVICES	19	-21	0
Credicenter Empreendimentos e Promoçôes Ltda.	Brazil	0.00%	99.71%	100.00%	FINANCIAL SERVICES	81	19	—
Credisol, S.A.	Uruguay	0.00%	100.00%	100.00%	CARDS	0	0	6
Crefisa, Inc.	Puerto Rico	100.00%	0.00%	100.00%	FINANCE	24	-2	17
Cruzeiro Factoring Sociedade de Fomento Comercial Ltda.	Brazil	0.00%	100.00%	100.00%	FACTORING	40	3	—
Darep Limited	Ireland	0.00%	100.00%	100.00%	REINSURANCE	4	0	4
Debt Management and Recovery Services Limited	United Kingdom	0.00%	100.00%	100.00%	SERVICES OF COLLECTIONS AND PAYMENTS	0	0	0
Depósitos Portuarios, S.A.	Spain	0.00%	89.19%	100.00%	SERVICES	0	0	0
Digital Procurement Holdings N.V.	Netherlands	0.00%	88.40%	100.00%	HOLDING COMPANY	3	2	1
Diners Club Spain, S.A.	Spain	90.00%	0.00%	90.00%	CARDS	9	3	7
Dirección Estratega, S.C.	Mexico	0.00%	85.00%	100.00%	SERVICES	0	0	0
Diseño e Integración de Soluciones, S.A.	Spain	0.00%	89.19%	100.00%	COMPUTER SERVICES	2	0	1
Drive ABS GP LLC	United States	0.00%	90.00%	100.00%	INACTIVE	0	0	0
Drive ABS LP	United States	0.00%	90.00%	100.00%	INACTIVE	32	0	7
Drive Auto Receivables Trust 2005-2	United States	—	(b )	—	SECURITISATION	0	0	0
Drive Auto Receivables Trust 2005-3	United States	—	(b )	—	SECURITISATION	0	0	0
Drive Auto Receivables Trust 2006-1	United States	—	(b )	—	SECURITISATION	0	0	0
Drive Auto Receivables Trust 2006-2	United States	—	(b )	—	SECURITISATION	0	0	0
Drive Consumer GP LLC	United States	0.00%	90.00%	100.00%	INACTIVE	0	0	0
Drive Consumer LP	United States	0.00%	90.00%	100.00%	INACTIVE	24	0	2
Drive Health & Welfare Benefit Plan	United States	0.00%	90.00%	100.00%	SERVICES	0	1	0

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
Drive One LLC	United States	0.00%	90.00%	100.00%	INACTIVE	0	0	0
Drive Receivables Corp. 10	United States	0.00%	90.00%	100.00%	SECURITISATION	0	0	0
Drive Receivables Corp. 11	United States	0.00%	90.00%	100.00%	SECURITISATION	0	0	0
Drive Receivables Corp. 12	United States	0.00%	90.00%	100.00%	SECURITISATION	0	0	0
Drive Receivables Corp. 9	United States	0.00%	90.00%	100.00%	SECURITISATION	0	0	0
Drive Residual Holdings GP LLC	United States	0.00%	90.00%	100.00%	HOLDING COMPANY	0	0	0
Drive Residual Holdings LP	United States	0.00%	90.00%	100.00%	AUXILIAR	0	0	0
Drive Trademark Holdings LP	United States	0.00%	90.00%	100.00%	AUXILIAR	0	0	0
Drive VFC GP LLC	United States	0.00%	90.00%	100.00%	INACTIVE	26	-78	0
Drive VFC LP	United States	0.00%	90.00%	100.00%	INACTIVE	0	0	0
Drive Warehouse GP LLC	United States	0.00%	90.00%	100.00%	HOLDING COMPANY	0	0	0
Drive Warehouse LP	United States	0.00%	90.00%	100.00%	AUXILIAR	0	0	0
Duchess Parade Investments Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	2	0	1
Dudebasa, S.A.	Spain	0.00%	89.19%	100.00%	FINANCE	44	1	22
Efearvi, S.A.	Spain	0.00%	89.19%	100.00%	PROPERTY	0	0	0
Elerco, S.A.	Spain	0.00%	89.19%	100.00%	LEASING	270	13	124
Euro Alliance Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Eurobank Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Eurogiro Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Evansgrove Limited (g)	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Fábricas Agrupadas de Muñecas de Onil, S.A. (consolidado)	Spain	0.00%	74.86%	74.86%	HOLDING COMPANY	18	-6	16
FFB — Participaçoes e Serviços, Sociedade Unipessoal, S.A.	Portugal	0.00%	100.00%	100.00%	HOLDING COMPANY	3,586	147	1,020
Fideicomiso 100740 SLPT	Mexico	0.00%	74.95%	100.00%	FINANCE	41	3	28
Fideicomiso Financiero Río Personales I	Argentina	—	(b )	—	SECURITISATION	4	2	0
Fideicomiso GFSSLPT Banca Serfín, S.A.	Mexico	0.00%	74.95%	100.00%	FINANCE	41	1	25
Fideicomiso Super Letras Hipotecarias Clase I	Argentina	—	(b )	—	SECURITISATION	1	0	0
Fideicomiso Super Letras Hipotecarias Clase II	Argentina	—	(b )	—	SECURITISATION	3	0	0
Financiación Banesto 1, F.T.A.	Spain	—	(b )	—	SECURITISATION	0	0	0
Financiera Alcanza, S.A. de C.V., Sociedad Financiera de Objeto Múltiple, Entidad Regulada	Mexico	0.00%	85.00%	100.00%	FINANCE	6	-2	3
First National Motor Business Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	0
First National Motor Contracts Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	-1	0	0
First National Motor Facilities Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	0
First National Motor Finance Limited	United Kingdom	0.00%	100.00%	100.00%	ADVISORY SERVICES	0	0	0
First National Motor Leasing Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	0
First National Motor plc	United Kingdom	0.00%	100.00%	100.00%	LEASING	-49	32	0
Fomento e Inversiones, S.A.	Spain	100.00%	0.00%	100.00%	HOLDING COMPANY	18	24	17
Fondo de Titulización de Activos Santander 1	Spain	—	(b )	—	SECURITISATION	0	0	0
Fondo de Titulización de Activos Santander Empresas 1	Spain	—	(b )	—	SECURITISATION	0	0	0
Fondo de Titulización de Activos Santander Empresas 2	Spain	—	(b )	—	SECURITISATION	0	0	0
Fondo de Titulización de Activos Santander Empresas 3	Spain	—	(b )	—	SECURITISATION	0	0	0
Fondo de Titulización de Activos Santander Empresas 4	Spain	—	(b )	—	SECURITISATION	0	0	0
Fondo de Titulización de Activos Santander Empresas 5	Spain	—	(b )	—	SECURITISATION	—	—	—
Fondo de Titulización de Activos Santander Público 1	Spain	—	(b )	—	SECURITISATION	0	0	0
Fondo de Titulización Santander Financiación 1	Spain	—	(b )	—	SECURITISATION	0	0	0
Fondo de Titulización Santander Financiación 2	Spain	—	(b )	—	SECURITISATION	0	0	0
Fondo de Titulización Santander Financiación 3	Spain	—	(b )	—	SECURITISATION	—	—	—
Fondos Santander, S.A. Administradora de Fondos de Inversión	Uruguay	0.00%	100.00%	100.00%	FUND MANAGEMENT COMPANY	0	0	1
Fonet Brasil S.A.	Brazil	0.00%	50.98%	50.98%	SERVICES	—	—	—
Formación Integral, S.A.	Spain	0.00%	89.19%	100.00%	FORMATION	1	0	1
Fortensky Trading, Ltd.	Ireland	0.00%	100.00%	100.00%	FINANCE	0	0	0
Fosse (Master Issuer) Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	—
Fosse Funding (No.1) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	-2	—
Fosse Master Issuer PLC	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	0	-1	—
Fosse Options No.1 Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Fosse PECOH Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
Fosse Trustees Limited	Jersey	—	(b )	—	FINANCE	0	0	—
FTA Santander Consumer Spain Auto 06	Spain	—	(b )	—	SECURITISATION	4	-3	0
FTPYME Banesto 2 Fondo de Titulización de Activos	Spain	—	(b )	—	SECURITISATION	0	0	0
FTPYME Santander 2 Fondo de Titulización de Activos	Spain	—	(b )	—	SECURITISATION	0	0	0
Gamo Tenedora, S.L.	Spain	0.00%	100.00%	100.00%	SERVICES	0	0	0
Gedinver e Inmuebles, S.A.	Spain	0.00%	89.19%	100.00%	FINANCE	5	1	6
Geoban UK Limited	United Kingdom	0.00%	100.00%	100.00%	SERVICES	0	0	0
Geoban, S.A.	Spain	99.99%	0.01%	100.00%	SERVICES	9	-2	12
Gesban Servicios Administrativos Globales, S.L.	Spain	99.99%	0.01%	100.00%	SERVICES	1	0	1
Gescoban Soluciones, S.A.	Spain	0.00%	89.19%	100.00%	FINANCE	2	1	1
Gestión de Actividades Tecnológicas, S.A.	Spain	99.98%	0.02%	100.00%	SECURITIES INVESTMENT	-20	1	0
Gestión de Instalaciones Fotovoltáicas, S.L. Unipersonal	Spain	0.00%	100.00%	100.00%	OPERATION OF ELECTRICAL ENERGY	0	0	0
Gestión Industrial Hispamer, S.A.	Spain	100.00%	0.01%	100.00%	SECURITIES INVESTMENT	-37	0	0
Gestión Santander, S.A. de C.V., Sociedad Operadora de Sociedades de Inversión, Grupo Financiero Santander	Mexico	0.00%	74.96%	100.00%	FINANCE	14	9	1
Gestora de Procesos S.A. (Antes Grupo Santander Perú, S.A.)	Peru	0.00%	100.00%	100.00%	HOLDING COMPANY	7	-3	328
Gire S.A.	Argentina	0.00%	57.92%	58.33%	COLLECTION AND PAYMENT SERVICES	5	3	1
Giro Investments (Jersey) Limited	Jersey	0.00%	100.00%	100.00%	FINANCE	191	7	—
Giro Investments Limited	Cayman Islands	0.00%	100.00%	100.00%	FINANCE	161	0	—
Girobank Carlton Investments Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	128	0	—
Girobank Investments Ltd	United Kingdom	0.00%	100.00%	100.00%	FINANCE	4	0	—
Girobank Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Girobank Service Company Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Global Debt Management Services Limited	United Kingdom	0.00%	100.00%	100.00%	COLLECTION AND PAYMENT SERVICES	0	0	—
Golden Bar (Securitisation) S.r.l.	Italy	—	(b )	—	SECURITISATION	0	0	0
Grupo Alcanza, S.A. de C.V.	Mexico	0.00%	85.00%	85.00%	HOLDING COMPANY	25	-2	29
Grupo Empresarial Santander, S.L.	Spain	99.11%	0.89%	100.00%	HOLDING COMPANY	3,066	921	4,005
Grupo Eurociber, S.A.	Spain	0.00%	100.00%	100.00%	SERVICES	0	0	0
Grupo Financiero Santander, S.A. de C.V.	Mexico	74.75%	0.21%	74.96%	HOLDING COMPANY	3,264	720	1,883
Grupo Inmobiliario La Corporación Banesto, S.A.	Spain	0.00%	89.19%	100.00%	SECURITIES INVESTMENT	11	1	22
Guaranty Car, S.A. Unipersonal	Spain	0.00%	100.00%	100.00%	MOTORING	2	1	0
H.B.F. Aluguer e Comercio de Viaturas, S.A.	Portugal	0.00%	100.00%	100.00%	RENTING	0	0	0
Hansar Finance Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	9	0	—
HBF Auto-Renting, S.A. Unipersonal	Spain	0.00%	100.00%	100.00%	HOLDING COMPANY	10	1	2
Hipotebansa EFC, S.A.	Spain	100.00%	0.00%	100.00%	MORTGAGE LOAN COMPANY	46	4	36
Hipototta No. 1 FTC	Portugal	—	(b )	—	SECURITISATION	3	-1	0
Hipototta No. 1 plc	Ireland	—	(b )	—	SECURITISATION	-3	0	0
Hipototta No. 2 FTC	Portugal	—	(b )	—	SECURITISATION	1	-1	0
Hipototta No. 2 plc	Ireland	—	(b )	—	SECURITISATION	-9	0	0
Hipototta No. 3 FTC	Portugal	—	(b )	—	SECURITISATION	9	-2	0
Hipototta No. 3 plc	Ireland	—	(b )	—	SECURITISATION	-14	0	0
Hipototta No. 4 FTC	Portugal	—	(b )	—	SECURITISATION	7	-3	0
Hipototta No. 4 plc	Ireland	—	(b )	—	SECURITISATION	-12	-2	0
Hipototta No. 5 FTC	Portugal	—	(b )	—	SECURITISATION	0	0	0
Hipototta No. 5 plc	Ireland	—	(b )	—	SECURITISATION	0	0	0
Hipototta No. 6 FTC	Portugal	—	(b )	—	SECURITISATION	0	0	0
Hipototta No. 6 plc	Ireland	—	(b )	—	SECURITISATION	0	0	0
Hipototta No. 7 plc	Ireland	—	(b )	—	SECURITISATION	—	—	—
Hipototta No. 8 plc	Ireland	—	(b )	—	SECURITISATION	—	—	—
Hispamer Renting, S.A.	Spain	0.00%	100.00%	100.00%	RENTING	9	6	1
Holbah II Limited	Bahamas	0.00%	100.00%	100.00%	HOLDING COMPANY	980	-8	1,115
Holbah Limited	Bahamas	0.00%	100.00%	100.00%	HOLDING COMPANY	204	195	261
Holmes Financing (Nº1) plc	United Kingdom	—	(b )	—	FINANCE	1	0	0
Holmes Financing (Nº10) plc	United Kingdom	—	(b )	—	FINANCE	-1	-23	0
Holmes Financing (Nº2) plc	United Kingdom	—	(b )	—	FINANCE	0	0	0
Holmes Financing (Nº3) plc	United Kingdom	—	(b )	—	FINANCE	0	0	0

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
Holmes Financing (Nº4) plc	United Kingdom	—	(b )	—	FINANCE	0	0	0
Holmes Financing (Nº5) plc	United Kingdom	—	(b )	—	FINANCE	0	0	0
Holmes Financing (Nº6) plc	United Kingdom	—	(b )	—	FINANCE	0	0	0
Holmes Financing (Nº7) plc	United Kingdom	—	(b )	—	FINANCE	0	0	0
Holmes Financing (Nº8) plc	United Kingdom	—	(b )	—	FINANCE	-1	2	0
Holmes Financing (Nº9) plc	United Kingdom	—	(b )	—	FINANCE	0	0	0
Holmes Funding Limited	United Kingdom	—	(b )	—	FINANCE	58	97	0
Holmes Holdings Limited	United Kingdom	—	(b )	—	HOLDING COMPANY	0	0	0
Holmes Master Issuer plc	United Kingdom	—	(b )	—	FINANCE	0	-15	0
Holmes Trustees Limited	United Kingdom	—	(b )	—	FINANCE	0	0	0
Holneth B.V.	Netherlands	0.00%	100.00%	100.00%	HOLDING COMPANY	196	147	9
Honeycomb SB Limited	United Kingdom	0.00%	100.00%	100.00%	SERVICES	0	0	—
HRE Investment Holdings II-A S.à.r.l.	Luxembourg	0.00%	69.49%	—	HOLDING COMPANY	—	—	—
HSH Delaware L.P.	United States	0.00%	69.25%	—	HOLDING COMPANY	42	0	36
Hualle, S.A.	Spain	0.00%	89.19%	100.00%	SECURITIES INVESTMENT	1	41	5
Ibérica de Compras Corporativas, S.L.	Spain	80.63%	7.77%	89.00%	ELECTRONIC COMMERCE	3	2	4
IEM (Holland) Aircraft Lease B.V.	Netherlands	0.00%	100.00%	100.00%	LEASING	0	0	0
IEM 757 Leasing I B.V.	Netherlands	0.00%	100.00%	100.00%	LEASING	0	0	0
IEM Airfinance B.V.	Netherlands	0.00%	100.00%	100.00%	LEASING	-1	0	0
IEM Lease Aircraft B.V.	Netherlands	0.00%	100.00%	100.00%	LEASING	0	0	0
Infraestructuras Americanas, S.L.	Spain	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	0
Ingeniería de Software Bancario, S.L.	Spain	100.00%	0.00%	100.00%	IT SERVICES	83	-21	76
Inmo Francia 2, S.A.	Spain	0.00%	100.00%	100.00%	PROPERTY	8	0	8
Inmuebles B de V 1985 C.A.	Venezuela	0.00%	35.63%	100.00%	PROPERTY MANAGEMENT	0	0	0
Instituto Santander Serfin, A.C.	Mexico	0.00%	74.95%	100.00%	INSTITUTE FOR CHARITY	2	0	0
Insurance Funding Solutions Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	-35	19	0
Integrated Securities Services, S.A.	Spain	0.00%	100.00%	100.00%	SERVICES	1	0	1
Integritas (Canada) Trustee Corporation Ltd.	Canada	100.00%	0.00%	100.00%	PATRIMONIES MANAGEMENT	0	0	0
Integritas New Zealand Ltd.	New Zealand	0.00%	100.00%	100.00%	PATRIMONIES MANAGEMENT	0	0	0
Integritas Trust SA	Switzerland	0.00%	100.00%	100.00%	PATRIMONIES MANAGEMENT	1	0	0
Interbanca S.p.A.	Italy	0.00%	99.99%	99.99%	BANKING	630	-10	—
Internacional Compañía Seguros de Vida S.A.	Argentina	0.00%	59.20%	59.20%	INSURANCE	18	19	10
Intursa, S.A. (Antes Inversiones Turísticas, S.A.)	Spain	0.00%	89.19%	100.00%	HOSPITALITY	34	1	32
Inversiones Marítimas del Mediterráneo, S.A.	Spain	100.00%	0.00%	100.00%	HOLDING COMPANY	2	1	1
Inversiones Tesoreras SICAV, S.A.	Spain	0.00%	76.32%	76.32%	SICAV	13	0	8
Isban DE GmbH	Germany	0.00%	100.00%	100.00%	IT SERVICES	0	9	0
ISBAN PT — Engenheria e Software Bancário, S.A.	Portugal	0.00%	99.93%	100.00%	IT SERVICES	1	0	0
Isban U.K., Ltd.	United Kingdom	0.00%	100.00%	100.00%	IT SERVICES	2	2	0
Island Insurance Corporation	Puerto Rico	0.00%	90.59%	100.00%	INSURANCE	4	0	3
IT Car — Aluguer e Comércio de Automóveis, S.A.	Portugal	0.00%	100.00%	100.00%	LEASING	3	0	2
Itasant Sociedade Gestora de Participaçoes Sociais Sociedade Unipessoal, Lda.	Portugal	0.00%	100.00%	100.00%	HOLDING COMPANY	302	-20	92
J.C. Flowers II-A L.P.	Canada	0.00%	69.86%	4.40%	HOLDING COMPANY	16	-2	39
James Hay Administration Company Limited	United Kingdom	0.00%	100.00%	100.00%	FUND AND PORTFOLIO MANAGEMENT	12	5	12
James Hay Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	-9	1	252
James Hay Insurance Company Limited	Jersey	0.00%	100.00%	100.00%	INSURANCE BROKERAGE	17	1	16
James Hay Pension Trustees Limited	United Kingdom	0.00%	100.00%	100.00%	PATRIMONIES MANAGEMENT	3	0	3
James Hay Wrap Managers Limited	United Kingdom	0.00%	100.00%	100.00%	FUND AND PORTFOLIO MANAGEMENT	4	0	4
JCF II-A Special AIV K L.P.	Canada	0.00%	72.29%	4.40%	HOLDING COMPANY	—	—	—
JCF Jupiter AIV II A C.V.	Netherlands	0.00%	68.35%	4.40%	HOLDING COMPANY	—	—	—
JSC Santander Consumer Bank (Antes CB Extrobank)	Russia	0.00%	100.00%	100.00%	BANKING	37	-3	44
Jupiter III C.V.	Netherlands	0.00%	72.77%	4.90%	HOLDING COMPANY	—	—	—
La Unión Resinera Española, S.A. (consolidado)	Spain	74.87%	21.28%	96.23%	CHEMICAL	50	0	28
Laboratorios Indas, S.A.	Spain	0.00%	73.41%	100.00%	PHARMACEUTICALS	147	10	27
Lanebridge Securities Limited	United Kingdom	0.00%	51.00%	51.00%	FINANCE	0	0	—
Langton Funding (No.1) Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	—	—	—

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
Langton Mortgages Trustee Limited	Jersey	—	(b )	—	FINANCE	—	—	—
Langton PECOH Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	—	—	—
Langton Securities (2008-1)	United Kingdom	0.00%	100.00%	100.00%	FINANCE	—	—	—
Langton Securities (2008-2)	United Kingdom	0.00%	100.00%	100.00%	FINANCE	—	—	—
Langton Securities (2008-3)	United Kingdom	0.00%	100.00%	100.00%	FINANCE	—	—	—
Langton Securities Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	—	—	—
Laparanza, S.A.	Spain	61.59%	0.00%	61.59%	AGRICULTURE AND LIVESTOCK	28	1	16
Larix Chile Inversiones Limitada	Chile	0.00%	89.19%	100.00%	PROPERTY	0	0	0
Larix Spain, S.L. (Antes Larix Limited)	Spain	0.00%	89.19%	100.00%	PROPERTY	2	0	1
Latinoenvíos, S.A.	Spain	100.00%	0.00%	100.00%	SHIPMENT REMITTANCES IMMIGRANTS	1	0	1
Legal Debt Recovery Services Limited	United Kingdom	0.00%	100.00%	100.00%	COLLECTION AND PAYMENT SERVICES	0	0	—
LLC Finance Analize	Russia	0.00%	100.00%	100.00%	INACTIVE	6	0	8
Luresa Inmobiliaria, S.A.	Spain	0.00%	96.14%	100.00%	PROPERTY	19	1	9
Luri 1, S.A.	Spain	0.00%	5.58%	100.00%	PROPERTY	101	2	6
Luri 2, S.A.	Spain	0.00%	4.81%	100.00%	PROPERTY	101	1	5
Luri 3, S.A.	Spain	0.00%	9.61%	10.00%	PROPERTY	—	—	—
Luri Land, S.A.	Belgium	0.00%	5.15%	100.00%	PROPERTY	6	0	0
MAC No. 1 Limited	United Kingdom	—	(b )	—	MORTGAGE LOAN COMPANY	0	0	0
Madeisisa — SGPS Sociedade Unipessoal, Lda.	Portugal	0.00%	99.72%	100.00%	HOLDING COMPANY	9	0	3
Marylebone Road CBO 3 BV	Netherlands	—	(b )	—	FINANCE	0	0	0
Mata Alta, S.L.	Spain	0.00%	61.59%	100.00%	PROPERTY	0	0	0
Mercado de Dinero, S.A.	Spain	0.00%	89.19%	100.00%	SECURITIES INVESTMENT	0	0	0
Merciver, S.L.	Spain	0.00%	89.19%	100.00%	SHIPPING COMPANY	0	0	0
Mitre Capital Partners Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	0	-2	—
Money Card (Holdings) Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	2	-1	—
Money Card Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCIAL SERVICES	0	-5	—
Money Movers Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Mortgage Alliance Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Multinegocios S.A.	Chile	—	(b )	—	ADVISING	0	0	0
Multirent — Aluguer e Comércio de Automóveis, S.A.	Portugal	0.00%	60.00%	100.00%	RENTING	-4	0	17
Multiservicios de Negocios Limitada	Chile	—	(b )	—	FINANCIAL SERVICES	0	0	0
N&P (B.E.S.) Loans Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	148	6	132
National Alliance Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Naviera Mirambel, S.L.	Spain	0.00%	100.00%	100.00%	FINANCE	0	0	0
Naviera Trans Gas, A.I.E.	Spain	99.99%	0.01%	100.00%	SHIPPING COMPANY	35	6	35
Netbank Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
NIB Special Investors IV-A LP	Canada	0.00%	99.50%	—	HOLDING COMPANY	43	12	49
NIB Special Investors IV-B LP	Canada	0.00%	95.86%	4.90%	HOLDING COMPANY	34	4	29
Norbest A.S.	Norway	7.94%	92.06%	100.00%	SECURITIES INVESTMENT	506	-133	473
Nova Bostwick (Portugal) — Fábrica de Portas Metálicas, Lda — Em Liquidaçao	Portugal	0.00%	99.72%	100.00%	MANUFACTURE OF DOORS	0	0	0
NW Services CO.	United States	0.00%	88.40%	100.00%	ELECTRONIC COMMERCE	1	0	1
Oil-Dor, S.A.	Spain	0.00%	89.19%	100.00%	FINANCE	147	2	109
Open Bank Santander Consumer, S.A.	Spain	0.00%	100.00%	100.00%	BANKING	44	23	47
Operadora de Derivados Serfin, S.A. De C.V.	Mexico	0.00%	74.95%	100.00%	FINANCE	0	0	0
Optimal Alternative Investments, S.G.I.I.C., S.A.	Spain	0.00%	100.00%	100.00%	FUND MANAGEMENT COMPANY	2	-1	2
Optimal Investment Services (Asia) Pte. Ltd.	Singapur	0.00%	99.99%	100.00%	FUND MANAGEMENT COMPANY	—	—	—
Optimal Investment Services SA	Switzerland	0.00%	99.99%	99.99%	FUND MANAGEMENT COMPANY	30	16	5
Pan American Bank Limited	Bahamas	0.00%	100.00%	100.00%	BANKING	2	0	21
Parasant SA	Switzerland	100.00%	0.00%	100.00%	HOLDING COMPANY	1,116	-1	1,089
Patagon Euro, S.L.	Spain	100.00%	0.00%	100.00%	HOLDING COMPANY	672	26	587
PECOH Limited	United Kingdom	—	(b )	—	FINANCE	0	0	0
Peninsular, S.A.R.L.	Francia	99.99%	0.00%	99.99%	PROPERTY	1	0	9
Pereda Gestión, S.A.	Spain	99.99%	0.01%	100.00%	HOLDING COMPANY	-23	61	4
Pingham International, S.A.	Uruguay	0.00%	100.00%	100.00%	SERVICES	0	0	0
Plus Direct Insurance Services Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
Plus Direct Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Plus Insurance Services Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Plus Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Polskie Towarzystwo Finansowe S.A.	Poland	0.00%	100.00%	100.00%	SERVICES	3	0	35
Portada S.A. en Liquidación (Antes Portada, S.A.)	Chile	0.00%	96.17%	96.17%	FINANCE	6	0	5
Portal Universia Argentina S.A.	Argentina	0.00%	94.50%	94.50%	INTERNET	1	-1	0
Portal Universia Portugal, Prestaçao de Serviços de Informática, S.A.	Portugal	0.00%	100.00%	100.00%	INTERNET	1	0	0
Portal Universia, S.A.	Spain	0.00%	67.77%	67.77%	INTERNET	5	-1	4
Porterbrook Leasing Company Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	625	93	420
Porterbrook Leasing Company MEBO Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	151	-4	678
Porterbrook Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	363	-14	407
Porterbrook Maintenance Limited	United Kingdom	0.00%	100.00%	100.00%	MAINTENANCE SERVICES	153	7	0
Porterbrook March Leasing (4) Limited (Antes Abbey National March Leasing (4) Limited)	United Kingdom	0.00%	100.00%	100.00%	LEASING	-24	2	0
Préstamos de Consumo S.A.	Argentina	0.00%	100.00%	100.00%	FINANCE	0	0	7
Procura Digital de Venezuela, S.A.	Venezuela	0.00%	88.40%	100.00%	ELECTRONIC COMMERCE	1	0	2
Produban Servicios Informáticos Generales, S.L.	Spain	98.00%	2.00%	100.00%	SERVICES	-11	-1	0
Produban Serviços de Informática S.A.	Brazil	0.00%	98.08%	100.00%	SERVICES	4	0	5
Programa Hogar Montigalá, S.A.	Spain	0.00%	89.19%	100.00%	PROPERTY	7	0	7
Promoción de Servicios Integrales, S.A. De C.V.	Mexico	0.00%	100.00%	100.00%	SERVICES	0	0	0
Promociones y Servicios Monterrey, S.A. de C.V.	Mexico	0.00%	100.00%	100.00%	PROPERTY	—	—	—
Promociones y Servicios Polanco, S.A. de C.V.	Mexico	0.00%	100.00%	100.00%	SERVICES	—	—	—
Promociones y Servicios Santiago, S.A. de C.V.	Mexico	0.00%	100.00%	100.00%	SERVICES	0	0	0
Promodomus Desarrollo de Activos, S.L.	Spain	0.00%	45.76%	51.01%	PROPERTY	—	—	—
Promotora AFR de Venezuela, S.A.	Venezuela	0.00%	98.40%	99.98%	ADVISING	0	0	4
Promotora Herlosacantos, S.A.	Spain	0.00%	50.00%	50.00%	PROPERTY	0	0	0
RBS (RD Europe) GmbH	Germany	0.00%	100.00%	100.00%	FINANCE	315	23	—
Real Argentina S.A.	Argentina	0.00%	96.69%	99.00%	PROPERTY	0	0	—
Real Capitalização S.A.	Brazil	0.00%	100.00%	100.00%	FINANCE	35	23	—
Real CHP S.A.	Brazil	0.00%	92.78%	92.78%	ASSET MANAGEMENT	1	2	—
Real Corretora de Seguros S.A.	Brazil	0.00%	97.67%	100.00%	INSURANCE	7	19	—
Real Leasing S.A. Arrendamento Mercantil	Brazil	0.00%	97.66%	99.99%	LEASING	2,398	154	—
Real Microcrédito Assessoria Financeira S.A.	Brazil	0.00%	97.67%	100.00%	FINANCIAL SERVICES	2	0	—
Real Tokio Marine Vida e Previdência S.A.	Brazil	0.00%	50.00%	50.00%	INSURANCE	61	29	—
REB Empreendimentos e Administradora de Bens Ltda	Brazil	0.00%	97.67%	100.00%	PROPERTY	0	0	—
Redes y Procesos, S.A.	Spain	52.17%	13.19%	66.87%	CARDS	—	—	—
Riobank International (Uruguay) SAIFE	Uruguay	0.00%	100.00%	100.00%	BANKING	18	0	15
Rue Villot 26, S.L.	Spain	0.00%	80.00%	80.00%	PROPERTY	26	0	24
S C Servicios y Cobranzas S.A.	Colombia	0.00%	97.76%	100.00%	SERVICES OF COLLECTIONS AND PAYMENTS	0	0	0
SAG International Finance Company Limited	Ireland	0.00%	60.00%	100.00%	SECURITISATION	3	-1	1
Sánchez Ramade Santander Financiera, S.L.	Spain	0.00%	50.00%	50.00%	FINANCIAL SERVICES	0	0	0
Sandgate S.á.r.l.	Luxembourg	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	—
Sandywick Limited	Jersey	0.00%	100.00%	100.00%	PATRIMONIES MANAGEMENT	2	0	0
Saninv Gestao e Investimentos, S.A.	Portugal	0.00%	100.00%	100.00%	HOLDING COMPANY	114	-63	57
Santana Credit E.F.C., S.A.	Spain	0.00%	100.00%	100.00%	FINANCE	8	0	5
Santander Administradora de Consórcios Ltda.	Brazil	0.00%	98.08%	100.00%	FINANCE	1	0	1
Santander Airplus Corporate Payment Solutions, S.A.	Spain	75.00%	0.00%	75.00%	PAYMENT SERVICES	0	0	0
Santander AM Holding, S.L.	Spain	100.00%	0.00%	100.00%	HOLDING COMPANY	100	13	6
Santander Asset Management — Sociedade Gestora de Fundos de Investimento Mobiliário, S.A.	Portugal	0.00%	99.86%	100.00%	FUND MANAGEMENT COMPANY	27	9	7
Santander Asset Management Chile S.A.	Chile	0.01%	99.83%	100.00%	SECURITIES INVESTMENT	0	0	9
Santander Asset Management Corporation	Puerto Rico	0.00%	90.59%	100.00%	ASSET MANAGEMENT	-3	6	2
Santander Asset Management Distribuidora de Títulos e Valores Mobiliários Ltda.	Brazil	0.00%	98.08%	100.00%	ASSET MANAGEMENT	22	6	22
Santander Asset Management Ireland, Ltd.	Ireland	0.00%	100.00%	100.00%	FUND MANAGEMENT COMPANY	16	1	0
Santander Asset Management Luxembourg, S.A.	Luxembourg	0.00%	97.84%	100.00%	FUND MANAGEMENT COMPANY	1	2	0
Santander Asset Management S.A. Administradora General de Fondos	Chile	0.00%	76.74%	100.00%	FUND MANAGEMENT COMPANY	75	27	8
Santander Asset Management UK Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	183	0	183

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
Santander Asset Management UK Limited	United Kingdom	0.00%	100.00%	100.00%	FUND AND PORTFOLIO MANAGEMENT	13	1	11
Santander Asset Management, S.A., S.G.I.I.C.	Spain	28.30%	69.54%	100.00%	FUND MANAGEMENT COMPANY	93	70	33
Santander BanCorp	Puerto Rico	0.00%	90.59%	91.34%	HOLDING COMPANY	476	-20	198
Santander Bank & Trust Ltd.	Bahamas	0.00%	100.00%	100.00%	BANKING	1,498	211	1,078
Santander Benelux, S.A./N.V.	Belgium	100.00%	0.00%	100.00%	BANKING	940	43	925
Santander Brasil Arrendamento Mercantil S.A.	Brazil	0.00%	98.08%	100.00%	LEASING	179	6	125
Santander Brasil S.A. Corretora de Títulos e Valores Mobiliários	Brazil	0.00%	98.08%	100.00%	BROKER-DEALER	26	41	19
Santander Brasil Seguros S.A.	Brazil	0.00%	99.38%	100.00%	INSURANCE	4	16	14
Santander Capital Desarrollo, SGECR, S.A.	Spain	100.00%	0.00%	100.00%	VENTURE CAPITAL COMPANY	1	1	0
Santander Capitalizaçao S.A.	Brazil	0.00%	99.38%	100.00%	FINANCE	2	21	6
Santander Cards Limited	United Kingdom	100.00%	0.00%	100.00%	FINANCIAL SERVICES	132	-50	149
Santander Carteras, S.G.C., S.A.	Spain	0.00%	100.00%	100.00%	FUND MANAGEMENT COMPANY	18	3	8
Santander Central Hispano Finance (Delaware) Inc.	United States	100.00%	0.00%	100.00%	FINANCE	2	0	0
Santander Central Hispano Financial Services Limited	Cayman Islands	100.00%	0.00%	100.00%	FINANCE	1	1	0
Santander Central Hispano International Limited	Cayman Islands	100.00%	0.00%	100.00%	FINANCE	3	0	0
Santander Central Hispano Issuances Limited	Cayman Islands	100.00%	0.00%	100.00%	FINANCE	2	0	0
Santander Chile Holding S.A.	Chile	22.11%	77.40%	99.51%	HOLDING COMPANY	562	155	279
Santander Commercial Paper, S.A. Unipersonal	Spain	100.00%	0.00%	100.00%	FINANCE	0	0	0
Santander Consumer (UK) plc	United Kingdom	0.00%	100.00%	100.00%	ADVISORY SERVICES	75	-7	89
Santander Consumer autoboerse.de AG	Germany	0.00%	100.00%	100.00%	INTERNET	1	1	1
Santander Consumer Bank AG	Germany	0.00%	100.00%	100.00%	BANKING	872	385	884
Santander Consumer Bank AS	Norway	0.00%	100.00%	100.00%	FINANCE	257	39	370
Santander Consumer Bank S.p.A.	Italy	0.00%	100.00%	100.00%	FINANCE	205	21	262
Santander Consumer Bank Spólka Akcyjna	Poland	0.00%	100.00%	100.00%	BANKING	138	29	121
Santander Consumer Chile S.A.	Chile	0.00%	89.00%	89.00%	FINANCE	15	0	14
Santander Consumer Debit GmbH	Germany	0.00%	100.00%	100.00%	SERVICES	0	14	0
Santander Consumer Finance a.s.	Czech Republic	0.00%	100.00%	100.00%	LEASING	38	3	33
Santander Consumer Finance B.V.	Netherlands	0.00%	100.00%	100.00%	FINANCE	34	3	32
Santander Consumer Finance Benelux B.V.	Netherlands	0.00%	100.00%	100.00%	FINANCE	4	-1	—
Santander Consumer Finance Correduría de Seguros, S.A.	Spain	0.00%	100.00%	100.00%	INSURANCE BROKERAGE	1	3	0
Santander Consumer Finance Media S.r.l.	Italy	0.00%	65.00%	65.00%	FINANCE	7	0	5
Santander Consumer Finance Oy	Finland	0.00%	100.00%	100.00%	FINANCE	6	-2	6
Santander Consumer Finance Zrt.	Hungary	0.00%	100.00%	100.00%	FINANCE	10	-4	4
Santander Consumer Finance, Germany GmbH	Germany	0.00%	100.00%	100.00%	HOLDING COMPANY	2,726	0	2,726
Santander Consumer Finance, S.A.	Spain	63.19%	36.81%	100.00%	BANKING	3,919	693	2,538
Santander Consumer Finanzia S.r.l. (Antes FC Factor S.r.l.)	Italy	0.00%	100.00%	100.00%	FACTORING	2	-1	1
Santander Consumer France	Francia	0.00%	70.00%	70.00%	FINANCE	20	-2	14
Santander Consumer Holding GmbH	Germany	0.00%	100.00%	100.00%	HOLDING COMPANY	1,096	196	1,891
Santander Consumer Iber-Rent, S.L.	Spain	0.00%	60.00%	60.00%	RENTING	56	5	18
Santander Consumer Leasing Austria GmbH	Austria	0.00%	100.00%	100.00%	LEASING	0	0	0
Santander Consumer Leasing GmbH	Germany	0.00%	100.00%	100.00%	LEASING	6	11	6
Santander Consumer Leasing s.r.o.	Czech Republic	0.00%	100.00%	100.00%	FINANCE	1	0	—
Santander Consumer Multirent Spólka z ograniczoną odpowiedzialnością	Poland	0.00%	60.00%	60.00%	LEASING	8	0	5
Santander Consumer Spain Auto 07-1	Spain	—	(b )	—	SECURITISATION	20	-41	0
Santander Consumer Spain Auto 07-2	Spain	—	(b )	—	SECURITISATION	-9	-20	0
Santander Consumer USA Inc.	United States	90.00%	0.00%	90.00%	FINANCE	33	187	583
Santander Consumer, EFC, S.A.	Spain	0.00%	100.00%	100.00%	FINANCE	242	139	168
Santander Consumo, S.A. de C.V., SOFOM, E.R. (Antes Inmobiliaria Lerma y Amazonas, S.A. De C.V.)	Mexico	0.00%	74.93%	100.00%	PROPERTY MANAGEMENT	18	1	11
Santander Corredora de Seguros S.A. (Antes Santander Leasing S.A.)	Chile	0.00%	76.85%	100.00%	INSURANCE BROKERAGE	42	1	48
Santander de Desarrollos Inmobiliarios, S.A.	Spain	98.39%	1.61%	100.00%	PROPERTY	0	0	0
Santander de Leasing, S.A., E.F.C.	Spain	70.00%	30.00%	100.00%	LEASING	41	7	35
Santander de Renting, S.A.	Spain	99.99%	0.01%	100.00%	RENTING	22	-1	18
Santander de Titulización S.G.F.T., S.A.	Spain	81.00%	19.00%	100.00%	FUND MANAGEMENT COMPANY	1	4	1
Santander Drive Auto Receivables LLC	United States	0.00%	90.00%	100.00%	AUXILIAR	0	0	0
Santander Drive Auto Receivables Trust 2007-1	United States	—	(b )	—	SECURITISATION	0	0	0

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
Santander Drive Auto Receivables Trust 2007-2	United States	—	(b )	—	SECURITISATION	0	0	0
Santander Drive Auto Receivables Trust 2007-3	United States	—	(b )	—	SECURITISATION	0	0	0
Santander Energías Renovables I, SCR de Régimen Simplificado, S.A.	Spain	76.67%	0.00%	76.67%	VENTURE CAPITAL COMPANY	—	—	—
Santander Factoring y Confirming, S.A., E.F.C.	Spain	100.00%	0.00%	100.00%	FACTORING	99	23	76
Santander Factoring, S.A.	Chile	0.00%	99.51%	100.00%	FACTORING	22	2	6
Santander Financial Products plc (Antes Santander Financial Products, Ltd.)	Ireland	0.00%	100.00%	100.00%	FINANCE	178	6	162
Santander Financial Services, Inc.	Puerto Rico	0.00%	90.59%	100.00%	LENDING COMPANY	94	-40	84
Santander Gestâo de Activos, SGPS, S.A.	Portugal	0.00%	99.86%	100.00%	HOLDING COMPANY	15	0	7
Santander Gestión de Recaudación y Cobranzas Ltda.	Chile	0.00%	98.97%	99.45%	FINANCIAL SERVICES	3	-3	2
Santander Gestión Inmobiliaria, S.A.	Spain	0.01%	99.99%	100.00%	PROPERTY	0	1	0
Santander Global Facility, S.A.	Spain	99.94%	0.06%	100.00%	SERVICES	1	1	1
Santander Global Property México, S.A. de C.V.	Mexico	0.00%	100.00%	100.00%	PROPERTY	—	—	—
Santander Global Property, S.L.	Spain	94.44%	5.56%	100.00%	SECURITIES INVESTMENT	138	0	128
Santander Global Services, S.A.	Uruguay	0.00%	100.00%	100.00%	SERVICES	1	0	0
Santander Global Sport, S.A.	Spain	100.00%	0.00%	100.00%	SPORTS EXPLOITATION	3	4	3
Santander Hipotecario 1 Fondo de Titulización de Activos	Spain	—	(b )	—	SECURITISATION	0	0	0
Santander Hipotecario 2 Fondo de Titulización de Activos	Spain	—	(b )	—	SECURITISATION	0	0	0
Santander Hipotecario 3 Fondo de Titulización de Activos	Spain	—	(b )	—	SECURITISATION	0	0	0
Santander Hipotecario 4 Fondo de Titulización de Activos	Spain	—	(b )	—	SECURITISATION	0	0	0
Santander Holanda B.V.	Netherlands	100.00%	0.00%	100.00%	HOLDING COMPANY	11	0	0
Santander Holding Gestión, S.L.	Spain	0.00%	100.00%	100.00%	HOLDING COMPANY	-79	0	0
Santander Holding Internacional, S.A.	Spain	99.95%	0.05%	100.00%	HOLDING COMPANY	28	0	0
Santander Infraestructuras II, SCR de Régimen Simplificado, S.A.	Spain	99.99%	0.01%	100.00%	VENTURE CAPITAL COMPANY	—	—	—
Santander Infrastructure Capital Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	0
Santander Infrastructure Capital Management Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	0
Santander Insurance Agency, Inc.	Puerto Rico	0.00%	90.59%	100.00%	INSURANCE BROKERAGE	2	4	3
Santander Insurance Holding, S.L.	Spain	99.99%	0.01%	100.00%	HOLDING COMPANY	382	1	357
Santander Insurance Services UK Limited	United Kingdom	0.00%	100.00%	100.00%	PATRIMONIES MANAGEMENT	20	-5	21
Santander International Bank of Puerto Rico, Inc.	Puerto Rico	0.00%	90.59%	100.00%	BANKING	97	2	63
Santander International Debt, S.A. Unipersonal	Spain	100.00%	0.00%	100.00%	FINANCE	0	0	0
Santander Inversiones Limitada	Chile	0.00%	100.00%	100.00%	HOLDING COMPANY	688	47	599
Santander Investimentos em Participações S.A.	Brazil	0.00%	98.08%	100.00%	COLLECTION AND PAYMENT SERVICES	56	60	100
Santander Investment Bank Limited	Bahamas	0.00%	100.00%	100.00%	BANKING	88	1	171
Santander Investment Bolsa, S.V., S.A.	Spain	0.00%	100.00%	100.00%	BROKER-DEALER	119	87	104
Santander Investment Chile, Limitada	Chile	0.00%	100.00%	100.00%	FINANCE	170	8	126
Santander Investment Colombia S.A.	Colombia	0.00%	100.00%	100.00%	HOLDING COMPANY	4	2	44
Santander Investment I, S.A.	Spain	100.00%	0.00%	100.00%	HOLDING COMPANY	-1,603	100	0
Santander Investment Limited	Bahamas	0.00%	100.00%	100.00%	BROKER-DEALER	-35	-17	0
Santander Investment Securities Inc.	United States	0.00%	100.00%	100.00%	BROKER-DEALER	57	-1	295
Santander Investment Trust Colombia S.A., Sociedad Fiduciaria	Colombia	0.00%	100.00%	100.00%	FUND MANAGEMENT COMPANY	8	1	8
Santander Investment Valores Colombia S.A., Comisionista de Bolsa Comercial	Colombia	0.00%	97.76%	100.00%	BROKER-DEALER	5	1	1
Santander Investment, S.A.	Spain	100.00%	0.00%	100.00%	BANKING	203	310	14
Santander IP UK Limited	United Kingdom	0.00%	100.00%	100.00%	BROKER-DEALER	0	0	0
Santander Issuances, S.A. Unipersonal	Spain	100.00%	0.00%	100.00%	FINANCE	0	0	0
Santander Mediación Operador de Banca-Seguros Vinculado, S.A.	Spain	20.00%	76.41%	100.00%	ADVISING	1	0	1
Santander Merchant Bank Limited	Bahamas	0.00%	100.00%	100.00%	BANKING	4	0	50
Santander Merchant S.A.	Argentina	0.00%	100.00%	100.00%	HOLDING COMPANY	2	0	19
Santander Multimedios, S.A.	Chile	0.00%	100.00%	100.00%	INTERNET	1	0	1
Santander Overseas Bank, Inc.	Puerto Rico	0.00%	100.00%	100.00%	BANKING	343	25	187
Santander PB UK (Holdings) Limited	United Kingdom	100.00%	0.00%	100.00%	FINANCE	277	0	282
Santander Pensiones, S.A., E.G.F.P.	Spain	21.20%	76.64%	100.00%	PENSION FUND MANAGEMENT COMPANY	77	13	50
Santander Pensôes — Sociedade Gestora de Fundos de Pensôes, S.A.	Portugal	0.00%	99.86%	100.00%	PENSION FUND MANAGEMENT COMPANY	5	2	1
Santander Perpetual, S.A. Unipersonal	Spain	100.00%	0.00%	100.00%	FINANCE	0	0	0
Santander Portfolio Management UK Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	40	0	31
Santander PR Capital Trust I	Puerto Rico	0.00%	90.59%	100.00%	FINANCE	-3	6	2

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
Santander Private Advisors, Ltd.	United States	100.00%	0.00%	100.00%	HOLDING COMPANY	0	0	0
Santander Private Banking s.p.a.	Italy	0.00%	100.00%	100.00%	BANKING	29	-7	43
Santander Private Banking UK Limited	United Kingdom	0.00%	100.00%	100.00%	PROPERTY	565	0	565
Santander Private Equity, S.A., S.G.E.C.R.	Spain	90.00%	9.97%	100.00%	VENTURE CAPITAL MANAGEMENT COMPANY	4	0	4
Santander Professional Services, S.A.	Spain	0.00%	100.00%	100.00%	SPORTS EXPLOITATION	0	0	0
Santander Real Estate, S.G.I.I.C., S.A.	Spain	0.00%	99.14%	100.00%	FUND MANAGEMENT COMPANY	49	28	6
Santander Río Asset Management Gerente de Fondos Comunes de Inversión S.A.	Argentina	0.00%	100.00%	100.00%	FUND MANAGEMENT COMPANY	4	2	1
Santander Río Seguros S.A.	Argentina	0.00%	100.00%	100.00%	INSURANCE	6	5	6
Santander Río Servicios S.A.	Argentina	0.00%	99.97%	100.00%	ADVISORY SERVICES	0	0	0
Santander Río Sociedad de Bolsa S.A.	Argentina	0.00%	99.34%	100.00%	BROKER-DEALER	4	1	3
Santander Río Trust S.A.	Argentina	0.00%	99.97%	100.00%	FINANCIAL SERVICES	0	0	0
Santander S.A. — Corretora de Câmbio e Títulos	Brazil	0.00%	98.08%	100.00%	BROKER-DEALER	15	37	10
Santander S.A. — Serviços Técnicos, Administrativos e de Corretagem de Seguros	Brazil	0.00%	98.08%	100.00%	INSURANCE BROKERAGE	5	13	36
Santander S.A. Agente de Valores	Chile	0.00%	76.95%	100.00%	BROKER-DEALER	183	10	20
Santander S.A. Corredores de Bolsa (Antes Santander Investment, S.A., Corredores de Bolsa)	Chile	0.00%	88.13%	100.00%	BROKER-DEALER	46	5	28
Santander S.A. Sociedad Securitizadora	Chile	0.00%	76.82%	100.00%	FUND MANAGEMENT COMPANY	2	0	0
Santander Securities Corporation	Puerto Rico	0.00%	90.59%	100.00%	BROKER-DEALER	24	7	15
Santander Seguros de Vida, S.A.	Chile	0.00%	100.00%	100.00%	INSURANCE	63	34	9
Santander Seguros Generales S.A.	Chile	99.50%	0.50%	100.00%	INSURANCE	12	1	12
Santander Seguros S.A.	Brazil	0.00%	99.38%	99.38%	INSURANCE	125	48	100
Santander Seguros y Reaseguros, Compañía Aseguradora, S.A.	Spain	0.00%	95.78%	100.00%	INSURANCE	287	81	215
Santander Seguros, S.A.	Uruguay	0.00%	100.00%	100.00%	INSURANCE	2	-1	1
Santander Service GmbH	Germany	0.00%	100.00%	100.00%	LEASING	0	0	0
Santander Servicios de Recaudación y Pagos Limitada	Chile	0.00%	76.73%	100.00%	SERVICES	5	0	4
Santander Totta Seguros, Companhia de Seguros de Vida, S.A.	Portugal	0.00%	99.86%	100.00%	INSURANCE	45	46	22
Santander Totta, SGPS, S.A.	Portugal	0.00%	99.86%	99.86%	HOLDING COMPANY	2,597	269	3,321
Santander Trade Services, Ltd.	Hong-Kong	0.00%	100.00%	100.00%	SERVICES	12	2	30
Santander UK Investments (Antes Abbey National June Leasing (5) Limited)	United Kingdom	100.00%	0.00%	100.00%	LEASING	276	0	273
Santander UK Nominee Limited	United Kingdom	0.00%	100.00%	100.00%	FINANCE	0	0	—
Santander Unit Trust Managers UK Limited	United Kingdom	0.00%	100.00%	100.00%	FUND AND PORTFOLIO MANAGEMENT	22	2	20
Santander US Debt, S.A. Unipersonal	Spain	100.00%	0.00%	100.00%	FINANCE	0	0	0
Santander Venezuela Sociedad Administradora de Entidades de Inversión Colectiva, C.A.	Venezuela	0.00%	90.00%	100.00%	FUND MANAGEMENT COMPANY	0	0	0
Santander Warehouse LLC	United States	0.00%	90.00%	100.00%	SECURITISATION	—	—	—
Santusa Holding, S.L.	Spain	69.64%	30.36%	100.00%	HOLDING COMPANY	10,518	790	9,158
Sarum Trustees Limited	United Kingdom	0.00%	100.00%	100.00%	PATRIMONIES MANAGEMENT	0	0	0
Saturn Japan III Sub C.V.	Netherlands	0.00%	72.71%	—	HOLDING COMPANY	—	—	—
Saturn Japan Sub II C.V.	Netherlands	0.00%	68.25%	—	HOLDING COMPANY	—	—	—
Saturn Japan V C.V.	Netherlands	0.00%	100.00%	—	HOLDING COMPANY	—	—	—
Scottish Mutual Pensions Limited	United Kingdom	0.00%	100.00%	100.00%	INSURANCE	6	0	98
Seguros Santander, S.A., Grupo Financiero Santander	Mexico	0.00%	74.96%	100.00%	INSURANCE	34	19	25
Sercoban, Gestión Administrativa de Empresas, S.A.	Spain	100.00%	0.00%	100.00%	SERVICES	18	-1	16
Serfin International Bank and Trust, Limited	Cayman Islands	0.00%	99.72%	100.00%	BANKING	27	1	22
Services and Promotions Delaware Corporation	United States	0.00%	100.00%	100.00%	HOLDING COMPANY	—	—	—
Services and Promotions Miami LLC	United States	0.00%	100.00%	100.00%	PROPERTY	—	—	—
Servicio de Alarmas Controladas por Ordenador, S.A.	Spain	99.99%	0.01%	100.00%	SECURITY	1	0	1
Servicios Administrativos y Financieros, Ltda.	Chile	—	(b )	—	SERVICES	0	0	0
Servicios Corporativos Seguros Serfin, S.A. De C.V.	Mexico	0.00%	75.46%	100.00%	SERVICES	0	0	0
Servicios de Cobranza, Recuperación y Seguimiento, S.A. De C.V.	Mexico	0.00%	100.00%	100.00%	SERVICES	8	1	8
Servicios de Cobranzas Fiscalex Ltda.	Chile	—	(b )	—	SERVICES	0	0	0
Servicios Universia Venezuela S.U.V., S.A.	Venezuela	0.00%	75.00%	75.00%	INTERNET	1	0	1
Sheppards Moneybrokers Limited	United Kingdom	0.00%	100.00%	100.00%	ADVISORY SERVICES	21	0	18
Sinvest Inversiones y Asesorías Limitada	Chile	0.00%	100.00%	100.00%	FINANCE	58	2	2
Sistema 4B, S.A.	Spain	52.17%	13.11%	66.87%	CARDS	13	7	10
SK Charter Hire (No.1) Limited	Jersey	0.00%	100.00%	100.00%	LEASING	61	0	—
SK Charter Hire (No.2) Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	8	0	—

		% of Ownership Held by the
		Bank				Millions of Euros (a)
								Amount of
				% of Voting		Capital and	Net Profit (Loss)	Ownership
Entity	Location	Direct	Indirect	Rights (c)	Line of Business	Reserves	for the year	Interest
SK Marine Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
Sociedad Integral de Valoraciones Automatizadas, S.A.	Spain	0.00%	100.00%	100.00%	APPRAISALS	1	1	1
Sodepro, S.A.	Spain	0.00%	89.19%	100.00%	FINANCE	15	0	12
Solarlaser Limited	United Kingdom	0.00%	100.00%	100.00%	PROPERTY	60	3	54
Sovereign Finance (Northern) Limited (e)	United Kingdom	0.00%	100.00%	100.00%	LEASING	1	0	—
Sovereign Finance (Scotland) Limited (h)	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
Sovereign Finance Limited	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
Sovereign Freeze Limited	Bermuda	0.00%	100.00%	100.00%	LEASING	-1	1	—
Sovereign Gimi Limited	Bermuda	0.00%	100.00%	100.00%	LEASING	-1	1	—
Sovereign Hilli Limited	Bermuda	0.00%	100.00%	100.00%	LEASING	-1	1	—
Sovereign Holdings Limited	United Kingdom	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	—
Sovereign Khannnur Limited	Bermuda	0.00%	100.00%	100.00%	LEASING	-1	1	—
Sovereign Leasing (Scotland) Limited (h)	United Kingdom	0.00%	100.00%	100.00%	LEASING	0	0	—
Sovereign Spirit Limited	Bermuda	0.00%	100.00%	100.00%	LEASING	-2	1	—
Sterrebeeck B.V.	Netherlands	100.00%	0.00%	100.00%	HOLDING COMPANY	1	0	—
Sudameris Distribuidora de Títulos e Valores Mobiliários S.A.	Brazil	0.00%	97.67%	100.00%	ASSET MANAGEMENT	627	142	—
Suleyado 2003, S.L.	Spain	0.00%	100.00%	100.00%	SECURITIES INVESTMENT	7	0	7
Suzuki Servicios Financieros, S.L.	Spain	0.00%	51.00%	51.00%	INTERMEDIATION	0	0	0
Swesant Merchant SA, en liquidation	Switzerland	0.00%	100.00%	100.00%	HOLDING COMPANY	1	1	2
Swesant SA	Switzerland	0.00%	100.00%	100.00%	HOLDING COMPANY	216	100	0
Task Moraza, S.L.	Spain	0.00%	73.41%	73.41%	HOLDING COMPANY	37	-1	27
Taxagest Sociedade Gestora de Participaçoes Sociais, S.A.	Portugal	0.00%	99.86%	100.00%	HOLDING COMPANY	50	8	0
Teatinos Siglo XXI Inversiones Limitada	Chile	50.00%	50.00%	100.00%	HOLDING COMPANY	446	170	397
Teylada, S.A.	Spain	11.11%	88.89%	100.00%	SECURITIES INVESTMENT	0	0	0
The Alliance & Leicester Corporation Limited	United Kingdom	0.00%	100.00%	100.00%	PROPERTY	16	0	—
The HSH AIV 4 Trust	United States	0.00%	69.25%	4.90%	HOLDING COMPANY	42	0	36
The JCF HRE AIV II-A Trust	United States	0.00%	69.49%	4.90%	HOLDING COMPANY	—	—	—
The National & Provincial Building Society Pension Fund Trustees Limited	United Kingdom	—	(b )	—	PATRIMONIES MANAGEMENT	0	0	0
The Prepaid Card Company Limited	United Kingdom	0.00%	80.00%	80.00%	FINANCE	—	—	—
The WF Company Limited	United Kingdom	0.00%	100.00%	100.00%	ADVISORY SERVICES	1	0	0
Títulos de Renta Fija, S.A.	Spain	100.00%	0.00%	100.00%	SECURITIES INVESTMENT	0	0	0
Tornquist Asesores de Seguros S.A.	Argentina	0.00%	99.99%	99.99%	ADVISORY SERVICES	0	0	0
Totta & Açores Inc. Newark	United States	0.00%	99.72%	100.00%	BANKING	1	0	0
Totta (Ireland), PLC	Ireland	0.00%	99.72%	100.00%	FINANCE	342	89	341
Totta Crédito Especializado, Instituiçao Financeira de Crédito, S.A. (IFIC)	Portugal	0.00%	99.83%	100.00%	LEASING	102	23	42
Totta Urbe — Empresa de Administraçâo e Construçôes, S.A.	Portugal	0.00%	99.72%	100.00%	PROPERTY	104	4	148
UNIFIN S.p.A.	Italy	0.00%	70.00%	70.00%	FINANCE	14	5	44
Universia Brasil S.A.	Brazil	0.00%	100.00%	100.00%	INTERNET	2	-2	0
Universia Chile S.A.	Chile	0.00%	93.74%	93.74%	INTERNET	2	-2	0
Universia Colombia, S.A.	Colombia	0.00%	99.89%	99.89%	INTERNET	1	-1	0
Universia Holding, S.L.	Spain	99.91%	0.09%	100.00%	HOLDING COMPANY	24	-17	11
Universia México, S.A. De C.V.	Mexico	0.00%	100.00%	100.00%	INTERNET	1	-1	0
Universia Perú, S.A.	Peru	0.00%	97.00%	97.00%	INTERNET	1	-1	0
Universia Puerto Rico, Inc.	Puerto Rico	0.00%	100.00%	100.00%	INTERNET	1	0	0
Valores Santander Casa de Bolsa, C.A.	Venezuela	0.00%	90.00%	90.00%	BROKER-DEALER	10	6	7
Virtual Payments, S.L.	Spain	0.00%	100.00%	100.00%	TECNOLOGY	0	0	0
Vista Capital de Expansión, S.A. SGECR	Spain	0.00%	50.00%	50.00%	VENTURE CAPITAL MANAGEMENT COMPANY	1	1	0
Vista Desarrollo, S.A. SCR	Spain	100.00%	0.00%	100.00%	VENTURE CAPITAL COMPANY	246	15	133
W.N.P.H. Gestao e Investimentos Sociedade Unipessoal, S.A.	Portugal	0.00%	100.00%	100.00%	SECURITIES INVESTMENT	33	1	0
Wallcesa, S.A.	Spain	100.00%	0.00%	100.00%	SECURITIES INVESTMENT	25	-47	0
Webmotors S.A.	Brazil	0.00%	97.67%	100.00%	SERVICES	5	4	—
Wex Point España, S.L.	Spain	0.00%	89.19%	100.00%	SERVICES	2	0	1
Whitewick Limited	Jersey	0.00%	100.00%	100.00%	HOLDING COMPANY	0	0	0
WIM Servicios Corporativos, S.A. de C.V.	Mexico	0.00%	100.00%	100.00%	ADVISING	0	0	0

(a)	Amount per books of each company at 31 December 2007, disregarding, where appropriate, any interim dividends paid in the year. The amount of the ownership interest (net of allowances) is the figure per the books of each holding company multiplied by the Group’s percentage of ownership, disregarding impairment of goodwill on consolidation. The data on foreign companies were translated to euros at the year-end exchange rates.

(b)	Companies over which effective control is exercised.

(c)	Pursuant to Article 3 of Royal Decree 1815/1991, of 20 December, approving the rules for the preparation of consolidated financial statements, in order to determine voting rights, the voting rights relating to subsidiaries or to other parties acting in their own name but on behalf of Group companies were added to the voting rights directly held by the Parent. Accordingly, the number of votes corresponding to the Parent in relation to companies over which it exercises indirect control is the number corresponding to each subsidiary holding a direct ownership interest in such companies.

(d)	Entity dissolved waiting for his registral liquidation in date 31 december 2008

(e)	Data from the latest approved financial statements at 30 April 2008.

(f)	Data from the latest approved financial statements at 31 March 2008.

(g)	Data from the latest approved financial statements at 30 September 2007.

(h)	Data from the latest approved financial statements at 30 June 2007.

(1)	The preference share and security issuer companies are detailed in Appendix III, together with other relevant information.
This appendix contains the same information included in the 2007 Annual Report, including % of ownership, except by:
1. Entities purchased during the period ended October 2008, with capital, reserves and P&L figures as of 31 december 2007, and Entities constituted in the same period have been added.
2. Entities sold, liquidated, mergered, etc. during the period ended October 2008 have been removed.
3. Entities that have changed the denomination during the period ended October 2008 have been updated. In these cases the previous denomination is indicated.

Appendix II
Listed Companies in wich the Santander Group has ownership interest of more than 3% (f), associates of the Santander Group and jointly controlled entities

		% of Ownership Held by the Bank				Millions of Euros (a)
				% of Voting Rights			Capital and	Net Profit (Loss)
Entity	Location	Direct	Indirect	(c)	Line of Business	Assets	Reserves	for the year
ABSLine Multimedia, S.L.	Spain	0.00%	47.50%	47.50%	MARKETING	1	1	0
Accordfin España, E.F.C., S.A.	Spain	0.00%	49.00%	49.00%	FINANCE	437	21	5
Administrador Financiero de Transantiago S.A.	Chile	0.00%	15.35%	20.00%	SERVICES OF COLLECTIONS AND PAYMENTS	235	23	-17
Affirmative Insurance Holdings Inc. (b)	United States	0.00%	6.66%	—	INSURANCE	613	141	7
Agres, Agrupación Restauradores, S.L.	Spain	0.00%	38.36%	43.01%	RESTORATION	4	2	0
Aguas de Fuensanta, S.A.	Spain	0.00%	37.65%	42.21%	FEEDING	29	9	0
Alcaidesa Golf, S.L.	Spain	0.00%	44.60%	44.60%	SPORTS EXPLOITATION	7	6	-1
Alcaidesa Inmobiliaria, S.A.	Spain	0.00%	44.60%	44.60%	PROPERTY	106	68	-1
Alcaidesa Servicios, S.A.	Spain	0.00%	44.60%	44.60%	SERVICES	1	1	0
Algebris Global Financials Fund	Cayman Island	8.64%	0.00%	8.64%	HOLDING COMPANY	1,423	819	419
Allfunds Alternative, S.V., S.A. (Unipersonal)	Spain	0.00%	50.00%	50.00%	BROKER-DEALER	—	—	—
Allfunds Bank, S.A.	Spain	0.00%	50.00%	50.00%	BANKING	134	55	23
Allfunds International S.A.	Luxembourg	0.00%	50.00%	50.00%	FINANCIAL SERVICES	0	0	0
Allfunds Nominee Limited	United Kingdom	0.00%	50.00%	50.00%	HOLDING COMPANY	—	—	—
Americredit Corp. (consolidado)	United States	0.00%	4.38%	4.38%	FINANCE	12,099	1,165	245
Anekis, S.A.	Spain	24.75%	24.75%	49.50%	ADVERTISING	4	2	0
Arena Communications Network, S.L.	Spain	20.00%	0.00%	20.00%	ADVERTISING	26	1	0
Asajanet Servicios Agropecuarios, S.L.	Spain	30.00%	0.00%	30.00%	MARKETING	1	1	0
Asia Bridge Fund I LLC	Maurice Island	0.00%	25.00%	—	HOLDING COMPANY	—	—	—
Attijari Factoring Maroc, S.A.	Morocco	0.00%	25.00%	25.00%	FACTORING	33	5	1
Attijari International Bank Société Anonymé	Morocco	50.00%	0.00%	50.00%	BANKING	315	4	1
Attijariwafa Bank Société Anonyme (consolidado) (b)	Morocco	0.00%	14.55%	14.55%	BANKING	14,818	1,112	188
Autopistas del Sol S.A. (b)	Argentina	0.00%	14.17%	14.17%	MOTORWAY CONCESSIONS	325	77	-9
Baie Placements S.á.r.l.	Luxembourg	0.00%	24.93%	25.00%	HOLDING COMPANY	—	—	—
Banco Internacional da Guiné-Bissau, S.A.	Guinee Bissau	0.00%	48.86%	49.00%	BANKING	12	-30	-1
Banesto Banca Privada Inversiones SICAV, S.A.	Spain	0.00%	43.66%	48.67%	SICAV	8	9	-1
Base Central — Rede Serviços Imobiliarios, S.A.	Portugal	0.00%	49.80%	49.80%	PROPERTY SERVICES	1	2	-1
Benim — Sociedade Imobiliária, S.A.	Portugal	0.00%	24.93%	25.00%	PROPERTY	12	8	0
Bolsas y Mercados Españoles, Sociedad Holding de Mercados y Sistemas Financieros, S.A. (consolidado) (b)	Spain	1.22%	6.69%	8.07%	FINANCIAL SERVICES	5,176	378	201
Cantabria Capital, SGECR, S.A.	Spain	50.00%	0.00%	50.00%	VENTURE CAPITAL MANAGEMENT COMPANY	0	0	0
Carnes Estellés, S.A.	Spain	0.00%	19.10%	21.41%	FEEDING	37	9	0
Cartera del Norte, S.A.	Spain	0.00%	32.20%	36.10%	FINANCE	1	1	0
Centradia Group, Ltd.	United Kingdom	30.45%	0.00%	30.45%	ADVISING	1	1	0
Centro de Compensación Automatizado S.A.	Chile	0.00%	25.58%	33.33%	SERVICES OF COLLECTIONS AND PAYMENTS	2	1	0
Centro para el Desarrollo, Investigación y Aplicación de Nuevas Tecnologías, S.A.	Spain	0.00%	43.70%	49.00%	TECNOLOGY	1	1	0
Cía. De Arrendamento Mercantil Renault do Brasil	Brazil	0.00%	38.88%	39.88%	LEASING	55	3	0
Cía. De Crédito, Financiamiento e Investimento Renault do Brasil	Brazil	0.00%	39.65%	38.65%	FINANCE	490	60	7
Companhia Brasileira de Meios de Pagamento	Cayman Island	0.00%	14.56%	14.56%	CARDS	192	2	0
Companhia Brasileira de Meios de Pagamento (consolidado)	Brazil	0.00%	14.56%	14.87%	CARDS	925	-103	321
Companhia Energética de São Paulo	Brazil	0.00%	7.42%	7.57%	ENERGY	7,567	3,908	69
Compañía Concesionaria del Túnel de Soller, S.A.	Spain	0.00%	29.17%	32.70%	CONSTRUCTION	67	17	1
Compañía Española de Petróleos, S.A. (consolidado) (b)	Spain	28.71%	2.93%	31.64%	OIL REFINING	9,441	4,517	765
Compañía Española de Seguros de Crédito a la Exportación, S.A., Compañía de Seguros y Reaseguros	Spain	13.95%	6.41%	21.08%	CREDIT INSURANCES	999	165	15
Comprarcasa Servicios Inmobiliarios, S.A.	Spain	0.00%	47.50%	47.50%	PROPERTY SERVICES	1	1	0
Consorcio Credicard, C.A.	Venezuela	0.00%	32.80%	33.33%	CARDS	84	11	10
Corporación Suiche 7B, C.A.	Venezuela	0.00%	31.75%	32.26%	SERVICES	5	4	1
Diamond Finance Promotora de Vendas S.A.	Brazil	0.00%	24.91%	25.50%	ADVISING	1	0	1
Ensafeca Holding Empresarial, S.L.	Spain	0.00%	31.82%	31.82%	SECURITIES INVESTMENT	24	23	1
Espais Promocat, S.L.	Spain	0.00%	44.60%	50.00%	PROPERTY	28	2	0
FC2Egestión, S.L.	Spain	0.00%	50.00%	50.00%	ENVIRONMENTAL MANAGEMENT	1	0	1
Fidelización de Consumidores, S.A.	Spain	0.00%	39.60%	39.60%	HOLDING COMPANY	0	0	0
Fondo de Titulización de Activos UCI 11	Spain	—	(d )	—	SECURITISATION	0	0	0

		% of Ownership Held by the Bank				Millions of Euros (a)
				% of Voting Rights			Capital and	Net Profit (Loss)
Entity	Location	Direct	Indirect	(c)	Line of Business	Assets	Reserves	for the year
Fondo de Titulización de Activos UCI 14	Spain	—	(d )	—	SECURITISATION	0	0	0
Fondo de Titulización de Activos UCI 15	Spain	—	(d )	—	SECURITISATION	0	0	0
Fondo de Titulización de Activos UCI 18	Spain	—	(d )	—	SECURITISATION	—	—	—
Fondo de Titulización Hipotecaria UCI 10	Spain	—	(d )	—	SECURITISATION	0	0	0
Fondo de Titulización Hipotecaria UCI 12	Spain	—	(d )	—	SECURITISATION	0	0	0
Fondo de Titulización Hipotecaria UCI 16	Spain	—	(d )	—	SECURITISATION	0	0	0
Fondo de Titulización Hipotecaria UCI 17	Spain	—	(d )	—	SECURITISATION	0	0	0
France Telecom España, S.A.	Spain	0.00%	5.01%	5.01%	TELECOMMUNICATIONS	9,231	4,510	-1,586
Friedrichstrasse, S.L.	Spain	0.00%	45.00%	45.00%	PROPERTY	44	44	0
Granoller’s Broker, S.L.	Spain	0.00%	12.50%	25.00%	FINANCE	3	2	0
Grupo Alimentario de Exclusivas, S.A.	Spain	0.00%	36.09%	40.46%	FEEDING	6	0	0
Grupo Financiero Galicia S.A. (consolidado) (b)	Argentina	0.00%	6.67%	3.50%	BANKING	4,890	345	10
Grupo Konecta Maroc S.A.R.L. à associé unique	Morocco	0.00%	44.25%	44.25%	TELEMARKETING	0	0	0
Grupo Konectanet, S.L.	Spain	0.00%	44.25%	44.25%	HOLDING COMPANY	16	2	3
Grupo Konecta UK Limited	United Kingdom	0.00%	48.26%	48.26%	FINANCE	—	—	—
Habitat Elpi, S.L.	Spain	0.00%	44.60%	50.00%	PROPERTY	31	4	0
HLC — Centrais de Cogeraçao, S.A.	Portugal	0.00%	24.45%	24.49%	ELECTRIC ENERGY	2	-2	-2
HSH Coinvest Luxembourg S.à.r.l.	Luxembourg	0.00%	24.20%	—	HOLDING COMPANY	79	79	-2
Imperial Holding S.C.A.	Luxembourg	0.00%	36.67%	36.67%	SECURITIES INVESTMENT	184	38	0
Inmobiliaria Sitio de Baldeazores, S.A.	Spain	0.00%	44.60%	50.00%	PROPERTY	13	2	0
Interchange Serviços S.A.	Brazil	0.00%	24.42%	25.00%	SERVICES	24	17	3
Kapitalia Credit House Global, S.L.	Spain	0.00%	22.13%	22.13%	SERVICES	0	0	0
Kassadesign 2005, S.L.	Spain	0.00%	44.60%	50.00%	PROPERTY	41	12	1
Kepler Weber S.A. (b)	Brazil	0.00%	5.57%	5.68%	STORAGE SYSTEMS	122	70	-4
Konecta Activos Inmobiliarios, S.L.	Spain	0.00%	45.62%	45.62%	PROPERTY	0	0	0
Konecta Brazil Outsourcing Ltda.	Brazil	0.00%	48.25%	48.25%	SERVICES	0	0	0
Konecta Broker, S.L.	Spain	0.00%	44.25%	44.25%	SERVICES	0	0	0
Konecta Bto, S.L.	Spain	0.00%	44.25%	44.25%	TELECOMMUNICATIONS	20	19	1
Konecta Canarias, S.A.	Spain	0.00%	44.25%	44.25%	MARKETING	8	5	3
Konecta Centro Especial de Empleo Madrid, S.L.	Spain	0.00%	44.25%	44.25%	TELEMARKETING	0	0	0
Konecta Centro Especial de Empleo, S.A.	Spain	0.00%	44.25%	44.25%	TELEMARKETING	5	3	2
Konecta Colombia Grupo Konecta Colombia Ltda	Colombia	0.00%	44.25%	44.25%	TELEMARKETING	0	0	0
Konecta Chile, S.A.	Chile	0.00%	32.75%	32.75%	SERVICES	1	0	1
Konecta Field Marketing, S.A.	Spain	0.00%	44.25%	44.25%	MARKETING	0	0	0
Konecta Portugal, Lda.	Portugal	0.00%	44.25%	44.25%	MARKETING	1	0	0
Konecta Servicios Administrativos y Tecnológicos, S.L.	Spain	0.00%	44.25%	44.25%	SERVICES	1	0	0
Konecta Servicios Auxiliares, S.L. (Antes Oportunity Center, S.L.)	Spain	0.00%	44.25%	44.25%	SERVICES	1	0	1
Konecta Servicios de Empleo ETT, S.A.	Spain	0.00%	35.40%	35.40%	COMPANY TEMPORARY WORK	1	-1	1
Konecta Servicios Integrales de Consultoría, S.L.	Spain	0.00%	33.62%	33.62%	ADVERTISING	0	0	0
Konecta Servicios Integrales de Marketing, S.L.	Spain	0.00%	44.25%	44.25%	SERVICES	0	0	0
Konectanet Andalucía, S.L.	Spain	0.00%	44.25%	44.25%	SERVICES	0	0	0
Konectanet Comercialización, S.L.	Spain	0.00%	44.22%	44.22%	MARKETING	1	0	1
Kontacta Comunicaciones, S.A.	Spain	0.00%	33.19%	33.19%	SERVICES	1	0	1
Kontacta Top Ten, S.L.	Spain	0.00%	33.18%	33.18%	SERVICES	0	0	0
Maxamcorp Holding, S.L.	Spain	0.00%	22.62%	22.62%	HOLDING COMPANY	171	131	19
Medimobiliario Ediçoes Period. e Multimedia, S.A.	Portugal	0.00%	29.38%	29.38%	PROPERTY SERVICES	0	0	0
Norchem Holdings e Negócios S.A.	Brazil	0.00%	21.33%	21.75%	HOLDING COMPANY	85	29	5
Norchem Participações e Consultoria S.A.	Brazil	0.00%	49.04%	50.00%	BROKER-DEALER	23	16	3
Olivant Investments Switzerland S.A.	Luxembourg	0.00%	34.97%	34.97%	HOLDING COMPANY	—	—	—
Olivant Limited (consolidado)	Guernsey	0.00%	9.00%	9.00%	HOLDING COMPANY	333	79	31
Omega Financial Services GmbH	Germany	0.00%	50.00%	50.00%	SERVICES	1	0	2
Operadora de Activos Alfa, S.A. De C.V.	Mexico	0.00%	49.98%	49.98%	FINANCE	2	2	0
Operadora de Activos Beta, S.A. de C.V.	Mexico	0.00%	49.99%	49.99%	FINANCE	2	3	0
Paranapanema S.A. (consolidado)	Brazil	0.00%	7.23%	7.37%	MINING PRODUCTION	471	19	-40
Petroquímica União S.A. (consolidado) (b)	Brazil	0.00%	9.89%	10.08%	CHEMICALS	879	271	66
Prodesur Mediterráneo, S.L.	Spain	0.00%	44.60%	50.00%	PROPERTY	78	22	-2
Programa Multi Sponsor PMS, S.A.	Spain	24.75%	24.75%	49.50%	ADVERTISING	23	4	0
Proinsur Mediterráneo, S.L.	Spain	0.00%	44.60%	50.00%	PROPERTY	82	28	-1
PSA Finance PLC	United Kingdom	0.00%	50.00%	50.00%	LEASING	11	6	4
Puntoform, S.L.	Spain	0.00%	44.22%	44.22%	FORMATION	0	0	0

		% of Ownership Held by the Bank				Millions of Euros (a)
				% of Voting Rights			Capital and	Net Profit (Loss)
Entity	Location	Direct	Indirect	(c)	Line of Business	Assets	Reserves	for the year
Quiero Televisión, S.A. Unipersonal	Spain	0.00%	31.82%	31.82%	TELECOMMUNICATIONS	7	6	0
Real Estate Investment Society España, S.A.	Spain	31.80%	0.00%	31.80%	PROPERTY	100	100	0
Redbanc S.A.	Chile	0.00%	25.65%	33.43%	SERVICES	11	5	1
Reintegra, S.A.	Spain	0.00%	45.00%	45.00%	SERVICES OF COLLECTIONS AND PAYMENTS	4	3	1
Reintegra Contact Center, S.L.	Spain	0.00%	45.00%	45.00%	SERVICES	—	—	—
RFS Holdings B.V.	Netherlands	27.91%	0.00%	27.91%	HOLDING COMPANY	69,826	69,814	5
Servicio Pan Americano de Protección, S.A. de C.V.	Mexico	0.00%	15.78%	21.05%	SECURITY	145	84	-5
Servicios Financieros Enlace S.A. de C.V.	El Salvador	21.48%	0.00%	21.48%	SOCIETY FOR CHARITY	2	1	0
Shinsei Bank, Ltd. (consolidado) (e)	Japan	0.00%	4.23%	—	BANKING	69,882	5,488	364
Sociedad Interbancaria de Depósitos de Valores, S.A.	Chile	0.00%	22.48%	29.29%	DEPOSIT OF VALUES	2	1	0
Sociedad Operadora de la Cámara de Compensación de Pagos de Alto Valor, S.A.	Chile	0.00%	13.94%	18.16%	SERVICES	5	4	1
SolarCap Partners S.à r.l.	Luxembourg	0.00%	33.33%	33.33%	HOLDING COMPANY	—	—	—
Sovereign Bancorp, Inc. (consolidado) (b)	United States	24.43%	0.00%	24.43%	BANKING	57,568	5,666	-917
Teka Industrial, S.A. (consolidado)	Spain	0.00%	10.00%	10.00%	ELECTRIC HOME APPLIANCES	839	256	57
The HSH Coinvest (Cayman) Trust-B	Cayman Island	0.00%	24.19%	4.90%	HOLDING COMPANY	79	79	-2
Trabajando.com Chile, S.A.	Chile	0.00%	33.33%	33.33%	SERVICES	—	—	—
Transbank S.A.	Chile	0.00%	25.10%	32.71%	CARDS	180	7	1
Transolver Finance EFC, S.A.	Spain	0.00%	50.00%	50.00%	LEASING	224	29	1
Turyocio Viajes y Fidelización, S.A.	Spain	0.00%	32.21%	32.21%	TRAVELS	1	0	0
U.C.I., S.A.	Spain	50.00%	0.00%	50.00%	HOLDING COMPANY	116	112	27
UCI Servicios Inmobiliarios y Profesionales, S.L.	Spain	0.00%	50.00%	50.00%	SERVICES	0	0	0
UFI Servizi S.r.l.	Italy	0.00%	16.22%	23.17%	SERVICES	0	0	0
Unión de Créditos Inmobiliarios, S.A., EFC	Spain	0.00%	50.00%	50.00%	MORTGAGE LOAN COMPANY	3,020	161	48
Vector Software Factory, S.L.	Spain	0.00%	21.60%	21.60%	COMPUTER SERVICES	7	1	0
Viking Consortium Holdings Limited (consolidado)	United Kingdom	0.00%	24.99%	24.99%	HOLDING COMPANY	873	354	-37
Wtorre Empreendimentos Imobiliários S.A. (consolidado)	Brazil	0.00%	8.39%	8.55%	PROPERTY	566	112	-41

(a)	Amount per books of each company at 31 December 2007, disregarding, where appropriate, any interim dividends paid in the year. The amount of the ownership interest (net of allowances) is the figure per the books of each holding company multiplied by the Group’s percentage of ownership, disregarding impairment of goodwill on consolidation. The data on foreign companies were translated to euros at the year-end exchange rates.

(b)	Data from the latest approved financial statements at 31 December 2007.

(c)	Pursuant to Article 3 of Royal Decree 1815/1991, of 20 December, approving the rules for the preparation of consolidated financial statements, in order to determine voting rights, the voting rights relating to subsidiaries or to other parties acting in their own name but on behalf of Group companies were added to the voting rights directly held by the Parent. Accordingly, the number of votes corresponding to the Parent in relation to companies over which it exercises indirect control is the number corresponding to each subsidiary holding a direct ownership interest in such companies.

(d)	Companies over which effective control is exercised.

(e)	Data at 31 March 2008, the closing date of this entity.

(f)	Excluding the Group companies listed in Appendix I.
This appendix contains the same information than Annual accounts Report (closing date 31 december 2007), including % of ownership, except by:
1. Included those entities purchased during the first 10 months of exercise 2008, with capital, reserves and P&L figures at 31 december 2007, as well as the constituted ones in the same period.
2. Not included those entities sold, liquidated, mergered, etc. during the first 10 months of exercise 2008.
3. Have been modified those sotial denominations changed during the first 10 months of exercise 2008; in this case, for greater clarity, the previous denomination is indicated in each of them.
4. Notes (b) and (e) are changed by wich appears in this appendix.

Appendix III
Preference share and security issuer subsidiaries

		% Partic. Del Banco			Millones de Euros (a)
								Dividendos
Sociedad	Domicilio	Directa	Indirecta	Actividad	Capital	Reservas	Resultados Netos	Preferentes
Abbey National Capital Trust I	United States	—	(b )	FINANCE	0	0	0	0
Abbey National Capital Trust II	United States	—	(b )	FINANCE	0	0	0	0
Banesto Holdings, Ltd.	Guernsey	0.00%	89.19%	SECURITIES INVESTMENT	0	45	6	6
Banesto Preferentes, S.A.	Spain	0.00%	88.98%	FINANCE	0	0	6	6
Santander Emisora 150, S.A. Unipersonal	Spain	100.00%	0.00%	FINANCE	0	0	0	0
Santander Finance Capital, S.A. Unipersonal	Spain	100.00%	0.00%	FINANCE	0	0	138	138
Santander Finance Preferred, S.A. Unipersonal	Spain	100.00%	0.00%	FINANCE	0	0	109	109
Totta & Açores Financing, Limited	Cayman Island	0.00%	99.72%	FINANCE	0	0	12	12

(a)	Amount per the books of each company at 31 december 2007, translated to euros (in the case of foreign companies) at the year-end exchange rates

(b)	Companies over wich effective control is exercised.